                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of September 22,
2006 (this "Agreement"), is entered into between Countrywide Commercial Real
Estate Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc.
(the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Capmark Finance Inc. and Midland
Loan Services, Inc. as master servicers (each, in such capacity, a "Master
Servicer"), ING Clarion Partners, LLC as special servicer (the "Special
Servicer") and LaSalle Bank National Association as trustee (the "Trustee").
Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing
Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of September 22, 2006 (the "Underwriting Agreement"), with Merrill Lynch,
Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"),
PNC Capital Markets LLC ("PNC Capital Markets"), Goldman, Sachs & Co. ("Goldman
Sachs") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"); Merrill Lynch,
Countrywide Securities, PNC Capital Markets, Goldman Sachs and Morgan Stanley
collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of September 22, 2006 (the "Certificate Purchase
Agreement"), with Merrill Lynch for itself and as representative of Countrywide
Securities (together in such capacity, the "Initial Purchasers"), whereby the
Purchaser will sell to the Initial Purchasers all of the remaining Certificates
(such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$1,009,711,413 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $2,425,022,033 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on September 29, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 104.6507% of the
Countrywide Mortgage Loan Balance as of the Cut-off Date, plus (ii) $4,833,445, which amount represents the amount of interest accrued on the Countrywide
Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-3,
      Commercial Mortgage Pass-Through Certificates, Series 2006-3, or in
      blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
      Assignment of Leases (if such item is a document separate from the
      Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through
      Certificates, Series 2006-3 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage
      Pass-Through Certificates, Series 2006-3, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3 (or,
      in the case of a Loan Combination, in favor of LaSalle Bank National
      Association, as trustee for the registered holders of ML-CFC Commercial
      Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates,
      Series 2006-3, and in its

                                        3

      capacity as lead lender on behalf of the holder of the related Non-Trust
      Loan(s)), or in blank;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3, as
      assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
      National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through
      Certificates, Series 2006-3, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan;

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii)  if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor
      Agreement.

                                        4

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the
Seller to the applicable Master Servicer (or, at the direction of such Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage

                                        5

loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

                                        6

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

                                        7

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)     If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master
Servicer for deposit into its Collection Account any Substitution Shortfall
Amount in connection therewith; provided, however, that, unless the Document
Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document
Defect or Breach will

                                        8

be cured within the additional 90-day period; and provided, further, that no
Document Defect (other than with respect to the Specially Designated Mortgage
Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to

                                        9

which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s)
such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the
Trustee or a Custodian on its behalf not later than the 180th day following the
Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged

                                       10

Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and

                                       11

the Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4.  Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any

                                       12

administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the
Purchaser to perform its duties and obligations under this Agreement or (C)
constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

                                       13

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of September 22, 2006, among the Seller, Merrill Lynch Mortgage Lending, Inc., PNC Bank, National
Association, the Purchaser, the Underwriters and the Initial Purchasers. Both
parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer
(such agreement(s), individually or collectively, as the case may be, "Servicing
Rights Purchase Agreement");

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the

                                       14

Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the
Free Writing Prospectus, as of the Time of Sale or as of the Closing Date,
included or include any untrue statement of a material fact relating to the
Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the
Prospectus Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the
Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 (as contained in each of the September 13, 2006 Free
Writing Prospectus and the September 15, 2006 Revised Annex A-1 Free Writing
Prospectus) thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily

                                       15

Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing
Prospectus, entitled "Preliminary Structural and Collateral Term Sheet" (as
modified by the September 15, 2006 Term sheet and insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans"
(insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus
Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage
Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus
Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of
Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool", "Transaction Participants--The Sponsors" and "Affiliations and
Certain Relationships and Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated
September 13, 2006 (the "September 13, 2006 Free Writing Prospectus"), and
relating to the Publicly-Offered

                                       16

Certificates, as supplemented and amended by those certain free writing prospectuses (the first pages of which are attached hereto as Schedule III)
comprised of a revised Annex A-1 to the Offering Prospectus that was distributed to potential investors in the Publicly-Offered Certificates by e-mail on
September 15, 2006 (the "September 15, 2006 Revised Annex A-1 Free Writing
Prospectus") and a revised preliminary and structural term sheet that was distributed to potential investors in the Publicly Offered Certificates by
e-mail on September 15, 2006 (the "September 15, 2006 Term Sheet");

            "Memorandum" means the confidential Private Placement Memorandum dated September 22, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated September 13, 2006.

            "Prospectus Supplement" means the prospectus supplement dated 22,
2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means September 22, 2006, at 11:15 a.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of California not earlier than 30 days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7.  Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by

                                       17

the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii)
the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the
Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing
Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the
Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the
Trustee of the interest of the Purchaser as contemplated by Section 1 of this
Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9.  Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to

                                       18

this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the 1934
Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and

                                       19

obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                                       20

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  SELLER
                                  COUNTRYWIDE COMMERCIAL REAL ESTATE
                                  FINANCE, INC.

                                  By:    /s/ Jerry Y. Hirshkorn
                                      -----------------------------------------
                                      Name:  Jerry Y. Hirshkorn
                                      Title: First Vice President

                                  PURCHASER
                                  MERRILL LYNCH MORTGAGE INVESTORS,
                                   INC.

                                  By:    /s/ David M. Rodgers
                                      -----------------------------------------
                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California 91302
Telephone No.: (818) 225-4032
Attention:  Marlyn Marincas

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in September 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) September 8, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental

                                       I-4

investigation conducted in connection with the origination of the related
Mortgage Loan related to asbestos-containing materials and lead-based paint),
(a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting
ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan

                                       I-5

require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the
Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the

                                       I-6

equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types.
Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such
Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the
Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or (2) the maximum amount of insurance available. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged
Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South
Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged
Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced)
without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date
Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related

                                       I-7

Mortgaged Property or payment of amounts due under the Mortgage Loan; and
provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be

                                       I-8

      encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
      Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                                       I-9

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds,

                                      I-10

whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                                      I-11

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                                      I-12

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that

                                      I-13

it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of

                                      I-14

such items or actions other than the filing or recording of UCC Financing
Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as

                                      I-15

to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal

                                      I-16

Standards Board of the Appraisal Foundation, all as in effect on the date the
Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

           ML-CFC 2006-3 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                        OF THE COUNTRYWIDE MORTGAGE LOANS

            Representation numbers referred to below relate to the corresponding
Mortgage Loan representations and warranties set forth in Schedule I to the
Mortgage Loan Purchase Agreement for Countrywide.

            Note: The Mortgage Loan known as Springhill Suites - Annapolis, identified on Annex A-1 by ID # 64, has an Indemnity Deed of Trust structure.
The related borrower under such Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The related property owner for such Mortgage Loan has guaranteed all amounts payable by the borrower under the related note, which guaranty is secured by an indemnity deed of trust in favor of the lender. With respect to the above referenced Mortgage
Loan, certain of the representations regarding the borrower refer to the property owner of the related Mortgaged Property.

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 4:                       LIEN; VALID ASSIGNMENT.
--------------------------------------------------------------------------------------------------------------------

    192           Willow Creek Apartments             A recorded restrictive covenant requires that 100% of the
                                                      Mortgaged Property be subject to Low Income Housing
                                                      Restrictions.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 7:                       CONDITION OF PROPERTY; CONDEMNATION.
--------------------------------------------------------------------------------------------------------------------

    69            Colonia Tepeyac Apartments          Two unimproved portions of the Mortgaged Property are
                                                      currently the subject of a condemnation proceeding filed by the State of Texas. Such portions of the Mortgaged Property were not included in the value of the Mortgaged Property for underwriting purposes. The borrower and recourse guarantor have full recourse to mortgagee for any losses resulting from the condemnation proceeding, including increases in servicing fees.
--------------------------------------------------------------------------------------------------------------------

    186           Green Valley Storage                Six units of the Mortgaged Property are currently the
                                                      subject of a condemnation proceeding filed by the Nevada
                                                      Department of Transportation. Such portions of the
                                                      Mortgaged Property were not included in the value of the
                                                      Mortgaged Property for underwriting purposes.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 10:                      MORTGAGE PROVISIONS.
--------------------------------------------------------------------------------------------------------------------

                  Various                             All of the exceptions made to representation number 14
                                                      regarding terrorism insurance are incorporated herein by
                                                      reference as if made herein.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 12:                      ENVIRONMENTAL CONDITIONS.
--------------------------------------------------------------------------------------------------------------------

    85            Bloomfield Retail                   The borrower is required to obtain within 9 months of
                                                      origination, (i) a classification exception area from the
                                                      New Jersey Department of Environmental Protection, and (ii)
                                                      a no further action letter with respect to PCE contamination.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 14:                      INSURANCE.
--------------------------------------------------------------------------------------------------------------------

                  Various                             With respect to VARIOUS COUNTRYWIDE MORTGAGE LOANS (other
                                                      than any exceptions herein to the contrary), for so long as the Terrorism Risk Insurance Act of 2002 ("TRIA") is in
                                                      effect (including any extensions), the lender shall accept terrorism insurance which covers against "covered acts" as defined by TRIA. In addition, the borrower may only be
                                                      required to maintain insurance covering for loss resulting from perils of terrorism and acts of terrorism to the extent such coverage is available at commercially reasonable rates.
--------------------------------------------------------------------------------------------------------------------

     6            Valdosta Mall                       If and to the extent restoration proceeds are not required to be made available to the borrower, lender is only
                                                      entitled to apply such restoration proceeds to the full or partial payment or prepayment of amounts due under the
                                                      Mortgage Loan.
--------------------------------------------------------------------------------------------------------------------

     8            Lufkin Mall                         A small area on the western edge of the Mortgaged Property covering a portion of a parking lot (approximately 19
                                                      spaces) and some unimproved land is located in a special
                                                      flood hazard area (Zone A). The lender did not require
                                                      flood insurance.

                                                      If and to the extent restoration proceeds are not required to be made available to the borrower under the Mortgage Loan documents, the lender is entitled only to apply such
                                                      restoration proceeds to the full or partial payment or
                                                      prepayment of amounts due under the Mortgage Loan.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

    11            Whippletree Village MHP             The insurer for all of the coverages required by the
                                                      Mortgage Loan documents has a claims paying ability or
                                                      financial strength rating from S&P of not less than "BBB."
--------------------------------------------------------------------------------------------------------------------

    40            The Clay Hotel                      The borrower did not obtain business interruption coverage for windstorm damage prior to closing.
--------------------------------------------------------------------------------------------------------------------

    80            Fairfield Inn and Suites -          The borrower currently has layered property coverage
                  Clearwater                          totaling $50,000,000.00 per occurrence, subject to a $25,000 per occurrence deductible. The borrower's property carriers are Lexington Insurance Company, Allied World Assurance
                                                      Company, Hartford Insurance Company, Traders and Pacific /
                                                      Rockhill Insurance Company and Landmark American Insurance
                                                      Company. The borrower has layered liability coverage with
                                                      the first layer held by Great Divide Insurance Company, and the second layer held by ARCH Specialty Insurance Company, currently subject to a $100,000.00 self insured retention.
--------------------------------------------------------------------------------------------------------------------

    84            LA Fitness - Hamden, CT             The borrower currently has layered property coverage
                                                      totaling $50,000,000.00 per occurrence, subject to a $25,000 per occurrence deductible. The borrower's property carriers are Lexington Insurance Company, Allied World Assurance
                                                      Company, Hartford Insurance Company, Traders and Pacific /
                                                      Rockhill Insurance Company and Landmark American Insurance
                                                      Company. The borrower has layered liability coverage with
                                                      the first layer held by Great Divide Insurance Company, and the second layer held by ARCH Specialty Insurance Company, currently subject to a $100,000.00 self insured retention.
--------------------------------------------------------------------------------------------------------------------

    154           Fed Ex Ground Illinois              The borrower will be required to obtain the maximum
                                                      terrorism coverage that is available for an annual premium equal to the greater of (i) $10,000 or (ii) 25% of the
                                                      premium charged on renewal of the property and liability
                                                      policies (excluding earthquake coverage in the same year).
                                                      The stand alone terrorism policy will be required to match the primary insurance exclusions relating to acts of
                                                      terrorism. The borrower will be required to obtain the
                                                      lowest deductible for the terrorism insurance policy as is then commercially reasonably available.
--------------------------------------------------------------------------------------------------------------------

    172           801 Garfield                        The borrower was given 120 days from closing date to
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

                                                      perform structural improvements to reduce the probable maximum loss to less than 20%. If probable maximum loss is reduced to less than 20%, earthquake insurance will not be required.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 17:                      LOCAL LAW COMPLIANCE.
--------------------------------------------------------------------------------------------------------------------

    40            The Clay Hotel                      The Mortgaged Property is a legal non-conforming structure, but law and ordinance insurance was not required because the
                                                      Mortgaged Property has been designated a historical landmark and the nonconformities are minor.
--------------------------------------------------------------------------------------------------------------------

    117           Hampton Inn @ Thousand Oaks         The Mortgaged Property is subject to special use permit
                                                      ("SUP") requirements. The Mortgaged Property is in a zoning district that allows hotel use only by SUP or waiver. Prior to the Mortgage Loan closing, the Memphis City counsel passed a resolution that exempted the Mortgaged Property from the
                                                      SUP requirement by granting a waiver. However, SUP or new
                                                      waiver will be required in the event there is a change in the ownership of the Mortgaged Property. The Mortgage Loan is
                                                      recourse to the borrower for any losses incurred by lender in the event the property may not be rebuilt or restored as a hotel following a casualty or if there is a change of
                                                      ownership and loss results from the violation of the zoning requirements. In addition, law and ordinance insurance was obtained.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 18:                      LEASEHOLD ESTATE.
--------------------------------------------------------------------------------------------------------------------

     5            Farmer's Market                     With respect to the garage which garage is the only ground
                  (iii)                               leased portion of the Mortgaged Property, the borrower's
                                                      interest in the ground lease is assignable to the lender upon foreclosure, and further assignable by lender, but it is not further assignable thereafter without the consent of the
                                                      ground lessor.
--------------------------------------------------------------------------------------------------------------------

     5            Farmer's Market                     With respect to the garage which garage is the only ground
                  (v)                                 leased portion of the Mortgaged Property, the ground lease does not provide that the failure to deliver notice of a
                                                      default by lessee will render such notice ineffective.
--------------------------------------------------------------------------------------------------------------------

     5            Farmer's Market                     With respect to the garage which garage is the only ground
                  (vii)                               leased portion of the Mortgaged Property, the ground lease expires in 2034, less than twenty years beyond the Maturity
                                                      Date of the Mortgage Loan.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

     5            Farmer's Market                     With respect to the garage which garage is the only ground
                  (viii)                              leased portion of the Mortgaged Property, the ground lease does not require the ground lessor to enter into a new lease with the lender upon termination resulting from the
                                                      borrower's default under the ground lease; however, if the ground lease is terminated or rejected in a bankruptcy at the election of borrower and the deed of trust is still in
                                                      effect, the ground lease shall continue, without the
                                                      necessity of executing a new lease, for the remaining term of the ground lease as a lease between ground lessor and lender.
--------------------------------------------------------------------------------------------------------------------

     5            Farmer's Market                     With respect to the garage which garage is the only ground
                  (x)                                 leased portion of the Mortgaged Property, the ground lease prohibits the related borrower from subletting more than
                                                      thirty percent (30%) of the ground leased premises  to any one subtenant and from allowing any other person or entity
                                                      (other than the borrower's authorized representatives) to
                                                      occupy or use the premises without the prior written consent of the ground lessor and the concurrence of the Federal
                                                      Highway Authority, except that the borrower is not required to obtain such consent or concurrence in order to sublease to tenants at other portions of the Mortgaged Property (which includes the actual buildings).
--------------------------------------------------------------------------------------------------------------------

     5            Farmer's Market                     With respect to the garage which garage is the only ground
                  (xi)                                leased portion of the Mortgaged Property, the ground lease does not provide that any amendment, modification,
                                                      cancellation or termination of the ground lease without the prior written consent of the mortgagee is not binding on such mortgagee, its successors or assigns; however the estoppel provided by ground lessor provides that ground lessor will not enter into any agreement with borrower to amend, modify, cancel or terminate the ground lease without the prior
                                                      written consent of lender.
--------------------------------------------------------------------------------------------------------------------

    48            Courtyard - Little Rock             With respect to the ground leased portion of the Mortgaged
                  (v)                                 Property (120 parking spaces), the ground lease does not
                                                      provide that the failure to deliver notice of a default by lessee will render such notice ineffective.
--------------------------------------------------------------------------------------------------------------------

    48            Courtyard - Little Rock             With respect to the ground leased portion of the Mortgaged
                  (ix)                                Property (120 parking spaces), the distribution of the
                                                      casualty and condemnation proceeds applicable to the parking spaces will be handled through
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

                                                      the trust indenture pursuant to which the bonds financing
                                                      the parking garage were issued.
--------------------------------------------------------------------------------------------------------------------

    48            Courtyard - Little Rock             With respect to the ground leased portion of the Mortgaged
                  (x)                                 Property (120 parking spaces), the ground lease does not
                                                      permit the borrower to sublet the parking spaces.
--------------------------------------------------------------------------------------------------------------------

    167           Laguna Country Mart                 The ground lease does not provide that the failure to deliver
                  (v)                                 notice of a default by lessee will render such notice
                                                      ineffective.
--------------------------------------------------------------------------------------------------------------------

    167           Laguna Country Mart                 The ground lease expires 13 years beyond the maturity date.
                  (vii)
--------------------------------------------------------------------------------------------------------------------

    167           Laguna Country Mart                 The ground lease does not require the ground lessor to enter
                  (viii)                              into a new lease with the lender upon termination resulting from the borrower's default under the ground lease.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 22:                      LEGAL PROCEEDINGS.
--------------------------------------------------------------------------------------------------------------------

    69            Colonia Tepeyac Apartments          Two unimproved portions of the Mortgaged Property are
                                                      currently the subject of a condemnation proceeding filed by the State of Texas. Such portions of the Mortgaged Property were not included in the value of the Mortgaged Property for underwriting purposes. The borrower and recourse guarantor have full recourse for any losses to mortgagee resulting from the condemnation proceeding, including increases in servicing fees.
--------------------------------------------------------------------------------------------------------------------

    186           Green Valley Storage                Six units of the Mortgaged Property are currently the subject of a condemnation proceeding filed by the Nevada Department of Transportation.
--------------------------------------------------------------------------------------------------------------------

    56            Westview Shoppes                    The owner of a property adjacent to the Mortgaged Property
                                                      ("DIM") has brought an action against the borrower alleging that by signing a lease with Coal Oven Pizzeria and
                                                      constructing a 6000 square foot building in a "restricted
                                                      area" of the Mortgaged Property, the borrower is in violation of agreements it made with DIM. DIM alleges that development is not permitted in this area of the parking lot pursuant to restrictions under a reciprocal easement agreement.
                                                      However, DIM has acknowledged that it agreed with the
                                                      borrower that the borrower could construct the building
                                                      within the restricted area provided that the
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

                                                      borrower did not allow tenants in that building that would
                                                      "directly compete" with DIM's tenants. In its complaint, DIM alleges that Coal Oven Pizzeria directly competes with one of
                                                      DIM's tenants (Rotelli's Italian Restaurant) and seeks to
                                                      enjoin the completion of the 6,000 square foot building,
                                                      prevent Coal Oven Pizzeria from occupying any space in the building, and recover damages. In a ruling on a preliminary injunction, the judge rejected DIM 's request to enjoin the completion of the building. The borrower's litigation counsel has indicated that the suit is now focused on the issue
                                                      regarding Coal Oven's occupancy.
--------------------------------------------------------------------------------------------------------------------

    55            Barclay Square Apartments           The borrower is the defendant in a breach of contract claim relating to the original purchase financing and conversion of the Mortgaged Property to condominium units. Under an
                                                      agreement, the plaintiff was to have a 40% interest in the
                                                      Mortgaged Property provided, among other things, he provided
                                                      (i) the original purchase financing, (ii) an experienced
                                                      management team to convert the property to condos and (iii)
                                                      part of the down payment for the purchase price for the
                                                      original purchase. The plaintiff failed to perform in all
                                                      respects and executed a release at the time the Mortgage Loan was originated and received payment. Borrower's litigation counsel believes plaintiff's position is groundless and
                                                      frivolous but his attempts at settlement have been
                                                      unsuccessful. It is anticipated that a motion for summary
                                                      judgment based on the release and/or plaintiff's failure to perform under the agreement will be made in the near future."
--------------------------------------------------------------------------------------------------------------------

    96            New York Classic Retail             There is a pending civil suit against Classic Retail
                                                      Equities, LLC (the borrower's parent entity), filed by Global
                                                      Gifts & Electronics, a tenant at one of the two Mortgaged
                                                      Properties securing the Mortgage Loan, related to loss of
                                                      business due to scaffolding erected to perform maintenance to the facade, without notice to the tenants. The tenant is
                                                      currently seeking compensation from the related condominium board (controlled by the borrower's parent entity). and the borrower is not actively involved in the suit.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 23:                      OTHER MORTGAGE LIENS.
--------------------------------------------------------------------------------------------------------------------

    34            SportMart/Westwood Storage          The Mortgaged Property is security for the Mortgage Loan and a subordinate B-Note that is not an asset of the trust.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 30:                       DEFEASANCE AND ASSUMPTION COSTS.
--------------------------------------------------------------------------------------------------------------------

    163           Cresthill Townhomes                 If Countrywide or any affiliate thereof advises or manages the defeasance of the Mortgage Loan, the third party costs in connection with the defeasance are required to be limited to
                                                      $5,000.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 34:                      DUE-ON SALE.
--------------------------------------------------------------------------------------------------------------------

                  All Countrywide Mortgage Loans      With respect to all of the Countrywide Mortgage Loans,
                                                      without consent of the lender, the Mortgage Loan documents permit transfers (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or (ii) of all or substantially all of the
                                                      Mortgaged Property, in each case, to another party (the
                                                      "Transferee Borrower"), provided that prior to such sale or transfer the following conditions, among others, are met: (a)
                                                      the payment of a transfer fee (in most cases) by the
                                                      borrower, (b) reasonable approval by the lender of the
                                                      identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the
                                                      Transferee Borrower and the replacement guarantors and
                                                      indemnitors, (c) the delivery of acceptable documentation as may be reasonably required by the lender from the borrower, the Transferee Borrower, guarantor and the replacement
                                                      guarantors and indemnitors (including, without limitation, assumption documents), (d) delivery of the opinion letters relating to such transfer (including, without limitation,
                                                      tax, bankruptcy and REMIC opinions) in form and substance
                                                      reasonably satisfactory to the lender in the lender's
                                                      reasonable discretion, (e) delivery of title endorsement
                                                      acceptable to the lender and (f) payment from the borrower of all reasonable expenses incurred by the lender in connection with such transfer, including, without limitation, the
                                                      lender's reasonable attorneys fees and expenses, all
                                                      recording fees, and all fees payable to the Title Company for the delivery to lender of title endorsements. With respect to certain of the Countrywide Mortgage Loans, the Mortgage
                                                      Loan documents permit, without consent, transfers (x) among existing principals, even if there is a change control, (y)
                                                      that accommodate a 1031 exchange or reverse 1031 or (z) with respect to Mortgage Loans to tenant-in-common borrowers,
                                                      transfers among and to additional
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

                                                      tenant-in-common borrowers.

                                                      In addition the Countrywide Mortgage Loan documents generally provide that in determining whether the transfer of equity interests in the borrower is a permitted transfer not
                                                      requiring the lender's prior consent, such determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests" (rather than solely a direct equity transfer in the borrower resulting in a change of
                                                      control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of the borrower. Also, the Countrywide Mortgage
                                                      Loan documents permit transfers of non-material leases or
                                                      material leases that are approved by lender.
--------------------------------------------------------------------------------------------------------------------

     4            Westin Arlington                    Transfers of membership interests in the borrower and the
                                                      operating lessee are permitted so long as two or more of
                                                      Benjamin R. Jacobs, Michael J. Glosserman, Robert A. Stewart,
                                                      Porter G. Dawson, Brian P. Coulter, and Kenneth F.
                                                      Finkelstein (the "JBG Principals") or any entity controlled by two or more of the JBG Principals maintain control of the day to day affairs of borrower or lessee, as applicable, and the day to day operations of the Mortgaged Property.
                                                      Transfers to a Qualified Transferee are permitted. "Qualified
                                                      Transferee" means one or more of the following: (a) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension
                                                      advisory firm, mutual fund, government entity or plan,
                                                      provided that any such Person referred to in this clause (a)
                                                      satisfies the Eligibility Requirements; (b) an investment
                                                      company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities
                                                      Act of 1933, as amended, or an institutional "accredited
                                                      investor" within the meaning of Regulation D under the
                                                      Securities Act of 1933, as amended, provided that any such
                                                      Person referred to in this clause (b) satisfies the
                                                      Eligibility Requirements; or (c) an institution substantially similar to any of the foregoing entities described in clauses
                                                      (a) or (b) that satisfies the Eligibility Requirements.
                                                      "Eligibility Requirements" means, with respect to any person, that such person (i) has total assets (in name or under
                                                      management) in excess of $600,000,000 and (except with
                                                      respect to a
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

                                                      pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of $250,000,000, and (ii) is regularly engaged in the business of owning commercial real estate.
--------------------------------------------------------------------------------------------------------------------

47, 80, 84        Hilton Garden Inn - Orlando, FL;    The Mortgage Loan documents permit transfers to any of (i)
                  Fairfield Inn and Suites-           Nathan Benderson, (ii) any present or future lineal
                  Clearwater; LA Fitness - Hamden,    descendants of Nathan Benderson and any present or future
                  CT                                  spouse of Nathan Benderson or any lineal descendant (the
                                                      "Benderson Family"), (iii) any trust, the beneficiaries or remaindermen of which are a member of the Benderson Family or
                                                      (iv) any corporation, limited liability company, partnership, limited partnership or other entity owned or controlled by the Benderson Family.
--------------------------------------------------------------------------------------------------------------------

The following Mortgage Loans permit future
mezzanine debt
--------------------------------------------------------------------------------------------------------------------

     6            Valdosta - Colonial Mall            The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                      mezzanine loan does not exceed 85% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and
                                                      delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

     8            Lufkin Mall                         The Mortgage Loan documents permit future mezzanine debt up to $1,500,000, subject to certain conditions, including (i)
                                                      the combined Mortgage Loan and mezzanine loan does not exceed
                                                      85% of the fair market value of the Mortgaged Property, (ii)
                                                      the aggregate debt service coverage ratio is at least 1.10x and (iii) execution and delivery of an acceptable
                                                      intercreditor agreement. The Mortgage Loan documents do not restrict the acquisition of the pledged equity in connection with a foreclosure of the future mezzanine debt.
--------------------------------------------------------------------------------------------------------------------

    34            SportMart/Westwood Storage          The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                      mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and
                                                      delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    36            Home Center Murrieta                The Mortgage Loan documents permit mezzanine debt,
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

                                                      subject to conditions, including (i) a combined Mortgage Loan and mezzanine loan does not exceed 75% of the fair market
                                                      value of the Mortgaged Property, (ii) an aggregate debt
                                                      service coverage ratio is at least 1.25x and (iii) execution and delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    54            Valley Fair Retail                  The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) a combined Mortgage Loan and
                                                      mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) an aggregate debt service
                                                      coverage ratio is at least 1.30x and (iii) execution and
                                                      delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    56            Westview Shoppes                    The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) a combined Mortgage Loan and
                                                      mezzanine loan does not exceed 85% of the fair market value of the Mortgaged Property, (ii) an aggregate debt service
                                                      coverage ratio is at least 1.07x and (iii) execution and
                                                      delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    103           Cummins, Inc.                       The Mortgage Loan documents permit mezzanine debt, subject to certain conditions, including (i) the combined Mortgage Loan and mezzanine loan does not exceed 90% of the fair market
                                                      value of the Mortgaged Property, prior to the occurrence of a transfer of more than 49% of the direct or indirect equity interest in the borrower and after the occurrence of such
                                                      transfer, combined Mortgage Loan and mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property
                                                      (ii) the aggregate debt service coverage ratio is at least
                                                      1.07x, prior to the occurrence of a transfer of more than 49%
                                                      of the direct or indirect equity interest in the borrower and after the occurrence of such transfer, the aggregate debt
                                                      service coverage ratio is at least 1.15x and (iii) execution and delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    127           Fredericksburg Inn                  The Mortgage Loan documents permit mezzanine debt, subject to certain conditions, including (i) the combined Mortgage Loan and mezzanine loan does not exceed 75% of the fair market
                                                      value of the Mortgaged Property, (ii) the aggregate debt
                                                      service coverage ratio is at least 1.40x and (iii) execution and delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

    129           Trader Joe's/Smart & Final          The Mortgage Loan documents permit mezzanine debt, subject to certain conditions, including (i) the combined Mortgage Loan and mezzanine loan does not exceed 80% of the fair market
                                                      value of the Mortgaged Property, (ii) the aggregate debt
                                                      service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    154           Fed Ex Ground Illinois              The Mortgage Loan documents permit mezzanine debt, subject to certain conditions, including (i) the combined Mortgage Loan and mezzanine loan does not exceed 85% of the fair market
                                                      value of the Mortgaged Property, (ii) the aggregate debt
                                                      service coverage ratio is at least 1.20x for the trailing 12 month period, (iii) the aggregate debt service coverage ratio is at least 1.20x for the 12 months following the making of such mezzanine loan, and (iv) execution and delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

    167           Laguna Country Mart                 The Mortgage Loan documents permit mezzanine debt, no earlier than 24 months from the origination date, subject to certain conditions, including (i) a combined Mortgage Loan and
                                                      mezzanine loan does not exceed 80%; (ii)  an aggregate debt service coverage ratio is at least 1.20x, and (iii) an
                                                      aggregate debt service coverage ratio that is at least 0.90x
                                                      (using an assumed debt service constant of 9.25%).
--------------------------------------------------------------------------------------------------------------------

    208           Isis Avenue                         The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) a combined Mortgage Loan and
                                                      mezzanine loan does not exceed 75% of the fair market value of the Mortgaged Property, (ii) an aggregate debt service
                                                      coverage ratio is at least 1.25x and (iii) execution and
                                                      delivery of an acceptable intercreditor agreement.
--------------------------------------------------------------------------------------------------------------------

The following Mortgage Loans have existing
mezzanine debt:
--------------------------------------------------------------------------------------------------------------------

    20            Gilbert Town Square                 An equity owner of the borrower pledged its interest in the borrower as security for a $6,500,000 mezzanine loan. An
                                                      intercreditor agreement was executed.
--------------------------------------------------------------------------------------------------------------------

    51            Homewood Suites - Bakersfield       An equity owner of the borrower pledged its interest in the borrower as security for a $1,200,000 mezzanine loan. An
                                                      intercreditor Agreement was executed.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

    60            Walmart Shadow Anchor Portfolio     An equity owner of the borrower pledged its interest in the borrower as security for a $777,246 mezzanine loan. An
                                                      intercreditor agreement was executed.
--------------------------------------------------------------------------------------------------------------------

    195           2710 Weck Drive                     An equity owner of the borrower pledged its interest in the borrower as security for a $432,000 mezzanine loan. An
                                                      intercreditor agreement was executed.
--------------------------------------------------------------------------------------------------------------------

The following Mortgage Loans permit secured
subordinate debt:
--------------------------------------------------------------------------------------------------------------------

    20            Gilbert Town Square                 The borrower is permitted to incur additional secured
                                                      indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 75% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service
                                                      coverage ratio is at least 1.25x, and (iii) lender has
                                                      received a satisfactory subordination and standstill
                                                      agreement.
--------------------------------------------------------------------------------------------------------------------

    202           AAA Storage I-37                    The borrower is permitted to incur additional secured
                                                      indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 85% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service
                                                      coverage ratio is at least 1.20x, and (iii) lender has
                                                      received a satisfactory subordination and standstill
                                                      agreement.
--------------------------------------------------------------------------------------------------------------------

The following Mortgage Loans permit unsecured
subordinate debt:
--------------------------------------------------------------------------------------------------------------------

    101           Mayors Plaza                        The borrower is permitted to incur additional unsecured
                                                      indebtedness up to an amount of $1,000,000 for the purpose of funding obligations under the Mayor's Jewelers of Florida,
                                                      Inc. lease, provided such debt (i) shall be from existing
                                                      principals of borrower, (ii) shall be unsecured, and (iii)
                                                      shall be subject to a subordination and standstill agreement acceptable to lender.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 35:                      SINGLE PURPOSE ENTITY.
--------------------------------------------------------------------------------------------------------------------

     6            Valdosta - Colonial Mall            The borrower has obligations under a construction agreement;
                                                      a parent entity guaranteed borrower's obligations until the lender assumes the obligations under the construction
                                                      agreement.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNEX A-1
   ID #           MORTGAGE LOAN                       EXCEPTION
--------------------------------------------------------------------------------------------------------------------

    20            Gilbert Town Square                 The borrower is permitted to incur additional secured
                                                      indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 75% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service
                                                      coverage ratio is at least 1.25x, and (iii) lender has
                                                      received a satisfactory subordination and standstill
                                                      agreement.
--------------------------------------------------------------------------------------------------------------------

    36            Home Center Murrieta                The borrower owns a parcel of property not encumbered by the
                                                      Mortgage Loan.
--------------------------------------------------------------------------------------------------------------------

    202           AAA Storage I-37                    The borrower is permitted to incur additional secured
                                                      indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 85% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service
                                                      coverage ratio is at least 1.20x, and (iii) lender has
                                                      received a satisfactory subordination and standstill
                                                      agreement.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 37:                      TAX PARCELS.
--------------------------------------------------------------------------------------------------------------------

    105           Dupont Medical Office Building      Application has been made for the creation of separate tax lots, but it may not be effective until next year because
                                                      property owners are taxed one year in arrear.
--------------------------------------------------------------------------------------------------------------------

    109           Madison Self Storage                An adjacent parcel is included in the Mortgaged Property's tax parcel. The borrower has agreed to create a separate tax parcel within 6 months of origination.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 45:                      FEE SIMPLE INTEREST.
--------------------------------------------------------------------------------------------------------------------

Various           Certain Countrywide Loans           With respect to any Mortgage Loan in which the interest
                                                      encumbered under the Mortgage is the overlapping fee and
                                                      leasehold interest in the entire Mortgaged Property (and as such, treated as a fee interest in the Mortgaged Property), such Mortgage Loan is not the subject of representation 18 and such Mortgage Loan is not being listed here as an
                                                      exception to this representation 45.
--------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 47:                      OPERATING STATEMENTS.
--------------------------------------------------------------------------------------------------------------------

    34            Sportmart/Westwood Storage          Rent rolls are required to be provided annually.
--------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

None.

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

None.

MLCFC 2006-3: MORTGAGE LOAN SCHEDULE (CRF)

                                                                   PROPERTY
LOAN #  PROPERTY NAME                                  ORIGINATOR  TYPE
---------------------------------------------------------------------------------------

   4    Westin Arlington Gateway                       CRF         Hospitality
   5    Farmers Market I, II and III                   CRF         Office
   6    Valdosta - Colonial Mall                       CRF         Retail
   7    Exel Logistics                                 CRF         Industrial
   8    Lufkin Mall                                    CRF         Retail
  11    Whippletree Village MHP                        CRF         Manufactured Housing
  17    Town Center Block 3 & 8                        CRF         Mixed Use
  20    Gilbert Town Square                            CRF         Retail
  33    Hemet Valley Center                            CRF         Retail
  34    Sportmart/Westwood Storage                     CRF         Mixed Use
  35    Crystal Plaza                                  CRF         Retail
  36    Home Center Murrieta                           CRF         Retail
  38    Northern Point Apartments                      CRF         Multifamily
  39    Regents Court Medical Office                   CRF         Office
  40    The Clay Hotel                                 CRF         Hospitality
  43    DDLLP Self Storage Portfolio                   CRF         Self Storage
 43.01  Airport Road Self Storage                      CRF         Self Storage
 43.02  Morada Self Storage                            CRF         Self Storage
 43.03  Highway 88 Self Storage                        CRF         Self Storage
 43.04  Highway 99 Self Storage                        CRF         Self Storage
 43.05  Eight Mile Road Self Storage                   CRF         Self Storage
  46    Woodland Hills Village                         CRF         Retail
  47    Hilton Garden Inn - Orlando, FL                CRF         Hospitality
  48    Courtyard - Little Rock                        CRF         Hospitality
  51    Homewood Suites - Bakersfield                  CRF         Hospitality
  54    Valley Fair Retail                             CRF         Retail
  55    Barclay Square Apartments                      CRF         Multifamily
  56    Westview Shoppes                               CRF         Retail
  57    Storage Plus                                   CRF         Self Storage
  58    Mariner Village Mobile Home Park               CRF         Manufactured Housing
  59    Jefferson Office Park                          CRF         Office
  60    Walmart Shadow Anchor Portfolio                CRF         Retail
 60.01  Shippensburg Shopping Center                   CRF         Retail
 60.02  Edinboro Shopping Center                       CRF         Retail
 60.03  Bradford Shopping Center (Foster Brook Plaza)  CRF         Retail
  63    Mapleshade Park                                CRF         Multifamily
  64    Springhill Suites - Annapolis                  CRF         Hospitality
  68    Stanford Center                                CRF         Industrial
  69    Colonia Tepeyac Apartments                     CRF         Multifamily
  70    2875 Santa Rosa Avenue                         CRF         Retail
  74    Yard House/Birch Street Center                 CRF         Retail
 74.01  Birch Street Center                            CRF         Retail
 74.02  Yard House                                     CRF         Retail
  76    Global Plaza West                              CRF         Retail
  79    Holiday Inn - St. Louis                        CRF         Hospitality
  80    Fairfield Inn and Suites- Clearwater           CRF         Hospitality
  82    15720 Ventura Blvd                             CRF         Office
  84    LA Fitness - Hamden, CT                        CRF         Retail
  85    Bloomfield Retail                              CRF         Retail
  87    GSA Perris Office/Warehouse                    CRF         Industrial
  90    Barrett Distribution                           CRF         Industrial
  92    Town Center - South Retail                     CRF         Mixed Use
  94    Casas Adobes                                   CRF         Multifamily
  96    New York Classic Retail                        CRF         Retail
  101   Mayors Plaza                                   CRF         Office
  102   Intermountain-Homewood Suites                  CRF         Hospitality
  103   Cummins, Inc                                   CRF         Industrial
  105   Dupont Medical Office Building II              CRF         Office
  109   Madison Self Storage                           CRF         Self Storage
  114   Perimeter Point                                CRF         Office
  115   Northwest Business Center                      CRF         Industrial
  117   Hampton Inn @ Thousand Oaks                    CRF         Hospitality
  124   Office Court at Saint Michael's                CRF         Office
  125   Liberty Self Storage                           CRF         Self Storage
  126   Sandhill Square                                CRF         Retail
  127   Fredericksburg Inn & Suites                    CRF         Hospitality
  128   Quality Inn - Fort Lee                         CRF         Hospitality
  129   Trader Joes/Smart & Final                      CRF         Retail
  135   Hampton Inn & Suites - Texarkana               CRF         Hospitality
  137   All Right Storage                              CRF         Self Storage
  139   Sailhouse Lofts                                CRF         Retail
  141   Store America - Cicero & Syracuse              CRF         Self Storage
141.01  Store America - Syracuse                       CRF         Self Storage
141.02  Store America - Cicero                         CRF         Self Storage
  142   2010 East 15th Street                          CRF         Industrial
  144   Bayberry Cove Apartments                       CRF         Multifamily
  145   Storage Center of Valencia                     CRF         Self Storage
  149   47th & Kedzie Retail Center                    CRF         Retail
  152   La Plaza de Alhambra                           CRF         Office
  153   1286 Eighteen Mile Road                        CRF         Retail
  154   Fedex Ground Illinois                          CRF         Industrial
  156   Safe Lock Storage                              CRF         Self Storage
  157   Petco & Big 5                                  CRF         Retail
  159   Bristol South Coast Centre                     CRF         Office
  161   Mission Manor                                  CRF         Retail
  162   Shops on the Boulevard                         CRF         Retail
  163   Cresthill Townhomes                            CRF         Multifamily
  164   Intermountain-Fairfield Inn                    CRF         Hospitality
  167   Laguna Country Mart                            CRF         Mixed Use
  168   Plaza Linda Vista                              CRF         Office
  169   721 Wellness Way                               CRF         Office
  170   Headland Delowe                                CRF         Retail
  171   Shops at Wescott                               CRF         Retail
  172   801 Garfield                                   CRF         Office
  173   T.O. Plaza 1                                   CRF         Retail
  175   Paddle Creek Shopping Center                   CRF         Retail
  176   Stone Ridge/Security Storage                   CRF         Mixed Use
  177   GSA Tucson Office                              CRF         Office
  179   Pearland Plaza                                 CRF         Retail
  180   Prospect Park                                  CRF         Multifamily
  181   2803 Colorado Avenue                           CRF         Office
  182   Pacific Business Park                          CRF         Retail
  183   Friendswood Plaza                              CRF         Retail
  184   Stanwood Retail                                CRF         Retail
  186   Green Valley Storage                           CRF         Self Storage
  188   Regency Square - Jacksonville                  CRF         Retail
  190   Sandia Square                                  CRF         Retail
  191   San Jacinto Center                             CRF         Retail
  192   Willow Creek Apts                              CRF         Multifamily
  193   The Chateau Apartments                         CRF         Multifamily
  194   Shepherd Center                                CRF         Retail
  195   2710 Weck Drive                                CRF         Industrial
  196   A Storage Place - Denver                       CRF         Self Storage
  197   Carmichael Place Retail Center                 CRF         Retail
  198   Pine Knoll MHP                                 CRF         Manufactured Housing
  201   North Park Self Storage                        CRF         Self Storage
  202   AAA Storage - I-37                             CRF         Self Storage
  203   Park Slope Apartments                          CRF         Multifamily
203.01  451 7th Avenue                                 CRF         Multifamily
203.02  518 4th Avenue                                 CRF         Multifamily
  204   4400 Keller Avenue                             CRF         Mixed Use
  205   McKinney Commons II                            CRF         Office
  206   CVS Dayton                                     CRF         Retail
  207   Graphic Arts Plaza                             CRF         Office
  208   Isis Avenue                                    CRF         Office
  209   Oak Lane Mobile Village                        CRF         Manufactured Housing
  211   Cerritos Industrial                            CRF         Land

LOAN #  STREET ADDRESS                                                                                   CITY
-------------------------------------------------------------------------------------------------------------------------------

   4    801 North Glebe Road                                                                             Arlington
   5    1727 & 1801 30th Street, 1920 Alhambra Boulevard & 2910 South Street                             Sacramento
   6    1700 Norman Drive                                                                                Valdosta
   7    4000 Cedar Boulevard                                                                             Baytown
   8    4600 South Medford Drive                                                                         Lufkin
  11    525 North McHenry Road                                                                           Wheeling
  17    193 and 265 Central Park Avenue                                                                  Virginia Beach
  20    1030 - 1166 South Gilbert Road                                                                   Gilbert
  33    3301-3695 Florida Avenue                                                                         Hemet
  34    1901-1919 Sepulveda Boulevard                                                                    Los Angeles
  35    12525 Laurel Bowie Road                                                                          Laurel
  36    39809, 39745, 39729, 39681, 39665 Avenida Acacias                                                Murrieta
  38    1905 West Las Palmaritas Drive                                                                   Phoenix
  39    4120 and 4130 La Jolla Village Drive                                                             San Diego
  40    1434-1438 Washington Avenue; 516 Espanola Way                                                    Miami Beach
  43    Various                                                                                          Various
 43.01  1604 Airport Road                                                                                Rio Vista
 43.02  10220 North Highway 99                                                                           Stockton
 43.03  12941 Blossom Court                                                                              Lockeford
 43.04  935 Simmerhorn Road                                                                              Galt
 43.05  10910 North Highway 99                                                                           Lodi
  46    20929 Ventura Boulevard                                                                          Woodland Hills
  47    5877 American Way                                                                                Orlando
  48    521 President Clinton Avenue                                                                     Little Rock
  51    1505 Mill Rock Way                                                                               Bakersfield
  54    113 East Southern Avenue                                                                         Tempe
  55    3535 Cambridge Street                                                                            Las Vegas
  56    9515-9545 Westview Drive                                                                         Coral Springs
  57    30-54 Review Avenue and 54-15 Greenpoint Avenue                                                  Long Island City
  58    815 124th Street SW                                                                              Everett
  59    790-800 Turnpike Street                                                                          North Andover
  60    Various                                                                                          Various
 60.01  101-207 South Conestoga Drive                                                                    Shippensburg
 60.02  112-136 Washington Towne Boulevard                                                               Edinboro
 60.03  14-46 Foster Brook Boulevard                                                                     Bradford
  63    6606 Mapleshade Lane                                                                             Dallas
  64    189 Admiral Cochrane Drive                                                                       Annapolis
  68    1050 Stanford Avenue                                                                             Los Angeles
  69    5880 Bernal Drive                                                                                Dallas
  70    2875-2885 Santa Rosa Avenue                                                                      Santa Rosa
  74    Various                                                                                          Brea
 74.01  375 West Birch Street                                                                            Brea
 74.02  160 South Brea Boulevard                                                                         Brea
  76    3655 South Durango Drive                                                                         Las Vegas
  79    6921 South Lindbergh Boulevard                                                                   St. Louis
  80    3070 Gulf to Bay Boulevard                                                                       Clearwater
  82    15720 Ventura Boulevard                                                                          Encino
  84    46 Skiff Street                                                                                  Hamden
  85    31 Belleville Avenue                                                                             Bloomfield
  87    23123 Cajalco Road                                                                               Perris
  90    1950 Vaughn Road                                                                                 Kennesaw
  92    200 Central Park Avenue                                                                          Virginia Beach
  94    6200 North Oracle Road                                                                           Tucson
  96    2 Horatio Street and 162 West 56th Street                                                        New York
  101   5850 & 5870 North Hiatus Road                                                                    Tamarac
  102   950 University Drive East                                                                        College Station
  103   8550 Palmetto Commerce Parkway                                                                   Ladson
  105   2514 East DuPont Road                                                                            Fort Wayne
  109   2901 Eagle Drive                                                                                 Woodstock
  114   5125 & 5175 Emore Road, 5115 Covington Way, 2170 & 2175 Business Center Drive, 2165 Spicer Cove  Memphis
  115   1800-1940 Grandstand Drive                                                                       San Antonio
  117   2700 Perkins Road South                                                                          Memphis
  124   460 Saint Michael's Drive                                                                        Santa Fe
  125   165-08 Liberty Avenue                                                                            Jamaica
  126   4130 - 4180 South Sandhill Road                                                                  Las Vegas
  127   201 South Washington                                                                             Fredericksburg
  128   4911 Oaklawn Boulevard                                                                           Hopewell
  129   7720 West Bell Road                                                                              Glendale
  135   4601 Cowhorn Creek Road                                                                          Texarkana
  137   6900 Van Nuys Boulevard                                                                          Van Nuys
  139   212 Marine Street                                                                                Santa Monica
  141   Various                                                                                          Various
141.01  314 - 316 Ainsley Drive                                                                          Syracuse
141.02  5666 Route 31                                                                                    Cicero
  142   2010 East 15th Street                                                                            Los Angeles
  144   4363 Bayberry Cove                                                                               Bellbrook
  145   26407 Bouquet Canyon Road                                                                        Santa Clarita
  149   4701 South Kedzie Avenue                                                                         Chicago
  152   200 South Garfield Avenue                                                                        Alhambra
  153   1286 Eighteen Mile Road                                                                          Central
  154   500 East Highland Street                                                                         Morton
  156   801 & 860 Midpoint Drive                                                                         O'Fallon
  157   30682 & 30692 Santa Margarita Parkway                                                            Rancho Santa Margarita
  159   1220 Hemlock Way                                                                                 Santa Ana
  161   615-675 Valencia Road                                                                            Tucson
  162   2101 Catawba Valley Boulevard Southeast                                                          Hickory
  163   3589 Cresthill Drive                                                                             Flowery Branch
  164   30 Saint Francis Way                                                                             Cranberry Township
  167   350-384 and 430 Forest Avenue                                                                    Laguna Beach
  168   1525 State Street                                                                                Santa Barbara
  169   721 Wellness Way                                                                                 Lawrenceville
  170   2020-2084 Headland Drive                                                                         East Point
  171   9730 Dorchester Road                                                                             Summerville
  172   801 South Garfield Avenue                                                                        Alhambra
  173   1655 East Thousand Oaks Boulevard                                                                Thousand Oaks
  175   8750 Gladiolus Drive                                                                             Fort Meyers
  176   14241 Northwest Boulevard                                                                        Corpus Christi
  177   3265 East Universal Way                                                                          Tucson
  179   7123 FM 518                                                                                      Pearland
  180   1600-26, 1685-95 & 1821 Parkline Drive                                                           Pittsburgh
  181   2803 Colorado Avenue                                                                             Santa Monica
  182   6235 South Pecos Road                                                                            Las Vegas
  183   151 North Friendswood Drive                                                                      Friendswood
  184   26477 72nd Avenue                                                                                Stanwood
  186   8945 Kens Court                                                                                  Las Vegas
  188   9585 Regency Square Boulevard                                                                    Jacksonville
  190   10701-10721 Montgomery Boulevard NE                                                              Albuquerque
  191   1451- 1493 South San Jacinto Avenue                                                              San Jacinto
  192   19 Willow Creek Drive                                                                            Battle Creek
  193   511 North Woodward Avenue                                                                        Tallahassee
  194   1251 West 11th Street                                                                            Houston
  195   2710 Weck Drive                                                                                  Durham
  196   1286 South Valentia Street                                                                       Denver
  197   4915 Carmichael Road                                                                             Montgomery
  198   2546 Capitola Road                                                                               Santa Cruz
  201   3802 -3828 Herman Avenue                                                                         San Diego
  202   10802 IH 37                                                                                      Corpus Christi
  203   518 4th Avenue and 451 7th Avenue                                                                Brooklyn
203.01  451 7th Avenue                                                                                   Brooklyn
203.02  518 4th Avenue                                                                                   Brooklyn
  204   4400 Keller Avenue                                                                               Oakland
  205   2770 Virginia Parkway                                                                            McKinney
  206   1300 Wilmington Avenue                                                                           Dayton
  207   1401 Arville Street                                                                              Las Vegas
  208   317 South Isis Avenue                                                                            Inglewood
  209   3881 Many Oaks Lane                                                                              Shingle Springs
  211   13747 & 13758 Midway Street                                                                      Cerritos

                                                 CUT-OFF DATE   ORIGINAL    MONTHLY P&I DEBT  ANNUAL P&I DEBT  INTEREST
LOAN #  COUNTY               STATE  ZIP CODE      BALANCE ($)  BALANCE ($)     SERVICE ($)       SERVICE ($)     RATE %
-------------------------------------------------------------------------------------------------------------------------

   4    Arlington            VA     22203          94,000,000   94,000,000        616,464.52     7,397,574.24    6.6360
   5    Sacramento           CA     95816          56,000,000   56,000,000        342,982.63     4,115,791.56    6.2000
   6    Lowndes              GA     31601          51,600,000   51,600,000        285,605.44     3,427,265.28    5.2709
   7    Chambers             TX     77520          37,027,252   37,120,000        229,158.12     2,749,897.44    6.2750
   8    Angelina             TX     75901          30,000,000   30,000,000        177,365.47     2,128,385.64    5.8700
  11    Cook                 IL     60090          29,350,000   29,350,000        170,913.45     2,050,961.40    6.1800
  17    Virginia Beach City  VA     23462          25,500,000   25,500,000        152,672.32     1,832,067.86    5.9870
  20    Maricopa             AZ     85233          23,800,000   23,800,000        144,226.76     1,730,721.12    6.1000
  33    Riverside            CA     92545          18,500,000   18,500,000        108,313.81     1,299,765.72    5.7800
  34    Los Angeles          CA     90025          18,000,000   18,000,000        109,311.70     1,311,740.40    6.1200
  35    Prince George's      MD     20708          17,500,000   17,500,000        103,910.89     1,246,930.68    5.9100
  36    Riverside            CA     92563          17,000,000   17,000,000         83,738.77     1,004,865.24    5.8300
  38    Maricopa             AZ     85021          15,450,000   15,450,000         96,034.50     1,152,414.00    6.3400
  39    San Diego            CA     92037          15,000,000   15,000,000         80,350.69       964,208.28    6.3400
  40    Miami Dade           FL     33139          14,976,996   15,000,000         92,845.92     1,114,151.04    6.3000
  43    Various              CA     Various        14,263,692   14,275,000         87,152.24     1,045,826.88    6.1700
 43.01  Solano               CA     94571           4,353,593    4,357,045
 43.02  San Joaquin          CA     95212           3,624,885    3,627,759
 43.03  San Joaquin          CA     95237           2,757,480    2,759,666
 43.04  Sacramento           CA     95632           2,116,222    2,117,900
 43.05  San Joaquin          CA     95240           1,411,511    1,412,630
  46    Los Angeles          CA     91364          13,700,000   13,700,000         83,464.26     1,001,571.12    6.1500
  47    Orange               FL     32819          13,513,142   13,524,000         82,129.53       985,554.36    6.1200
  48    Pulaski              AR     72201          13,466,453   13,500,000         88,222.72     1,058,672.64    6.1500
  51    Kern                 CA     93311          12,781,584   12,800,000         81,157.41       973,888.92    6.5300
  54    Maricopa             AZ     85282          12,500,000   12,500,000         74,702.89       896,434.68    5.9700
  55    Clark                NV     89109          12,400,000   12,400,000         78,376.43       940,517.16    6.5000
  56    Broward              FL     33076          12,000,000   12,000,000         73,340.61       880,087.33    6.1800
  57    Queens               NY     11101          11,700,000   11,700,000         69,846.81       838,161.70    5.9600
  58    Snohomish            WA     98204          11,500,000   11,500,000         60,854.17       730,250.04    6.3500
  59    Essex                MA     1845           11,330,000   11,330,000         70,277.39       843,328.68    6.3200
  60    Various              PA     Various        11,102,754   11,102,754         66,431.06       797,172.72    5.9810
 60.01  Cumberland           PA     17257           3,797,343    3,797,343
 60.02  Erie                 PA     16412           3,715,251    3,715,251
 60.03  McKean               PA     16701           3,590,161    3,590,161
  63    Collin               TX     75252          10,500,000   10,500,000         63,087.88       757,054.56    6.0200
  64    Anne Arundel         MD     21401          10,500,000   10,500,000         65,884.51       790,614.12    6.4300
  68    Los Angeles          CA     90021          10,000,000   10,000,000         59,633.97       715,607.64    5.9500
  69    Dallas               TX     75212           9,764,794    9,790,000         59,643.44       715,721.28    6.1500
  70    Sonoma               CA     95407           9,640,000    9,640,000         60,046.52       720,558.24    6.3600
  74    Orange               CA     92821           9,500,000    9,500,000         57,630.88       691,570.56    6.1100
 74.01  Orange               CA     92821           5,075,000    5,075,000
 74.02  Orange               CA     92821           4,425,000    4,425,000
  76    Clark                NV     89147           9,100,000    9,100,000         51,042.51       612,510.12    5.3900
  79    St. Louis            MO     63125           8,978,791    9,000,000         60,291.49       723,497.88    6.4150
  80    Pinellas             FL     33759           8,643,055    8,650,000         52,530.35       630,364.20    6.1200
  82    Los Angeles          CA     91436           8,500,000    8,500,000         52,945.58       635,346.96    6.3600
  84    New Haven            CT     6517            8,189,939    8,200,000         53,839.73       646,076.76    6.2000
  85    Essex                NJ     07003           8,141,000    8,141,000         51,082.46       612,989.52    6.4300
  87    Riverside            CA     92570           8,030,000    8,030,000         48,973.02       587,676.24    6.1600
  90    Cobb                 GA     30144           7,731,123    7,750,000         48,375.26       580,503.12    6.3800
  92    Princess Anne        VA     23462           7,500,000    7,500,000         44,893.99       538,727.84    5.9850
  94    Pima                 AZ     85704           7,396,315    7,400,000         43,192.59       518,311.08    6.2000
  96    New York             NY     10014/10019     7,200,000    7,200,000         43,121.36       517,456.32    5.9900
  101   Broward              FL     33321           6,689,328    6,700,000         40,861.67       490,340.04    6.1600
  102   Brazos               TX     77840           6,600,000    6,600,000         42,888.16       514,657.91    6.4100
  103   Charlston            SC     29456           6,518,200    6,518,200         39,584.20       475,010.36    6.1200
  105   Allen                IN     46825           6,500,000    6,500,000         40,063.90       480,766.80    6.2600
  109   Cherokee             GA     30189           6,300,000    6,300,000         38,096.32       457,155.87    6.0800
  114   Shelby               TN     38134           6,200,000    6,200,000         37,772.15       453,265.80    6.1500
  115   Bexar                TX     78238           6,073,000    6,073,000         37,065.07       444,780.84    6.2700
  117   Shelby               TN     38118           6,013,005    6,020,000         40,534.69       486,416.31    6.4700
  124   Santa Fe             NM     87505           5,525,000    5,525,000         34,018.38       408,220.56    6.2500
  125   Queens               NY     11433           5,500,000    5,500,000         33,240.95       398,891.40    6.0750
  126   Clark                NV     89121           5,500,000    5,500,000         32,975.28       395,703.36    6.0000
  127   Gillespie            TX     78624           5,495,851    5,500,000         34,222.96       410,675.52    6.3500
  128   Hopewell City        VA     23860           5,491,528    5,520,000         44,167.22       530,006.64    6.3050
  129   Maricopa             AZ     85308           5,489,915    5,500,000         32,296.53       387,558.36    6.1800
  135   Bowie                TX     75503           5,193,279    5,200,000         34,247.21       410,966.52    6.9000
  137   Los Angeles          CA     91405           5,000,000    5,000,000         30,138.44       361,661.34    6.0500
  139   Los Angeles          CA     90405           5,000,000    5,000,000         25,241.61       302,899.32    5.9750
  141   Onondaga             NY     Various         4,900,000    4,900,000         30,074.60       360,895.20    6.2200
141.01  Onondaga             NY     13210           3,150,000    3,150,000
141.02  Onondaga             NY     13039           1,750,000    1,750,000
  142   Los Angeles          CA     90021           4,842,864    4,850,000         30,495.99       365,951.88    6.4500
  144   Greene               OH     45305           4,742,864    4,750,000         29,633.82       355,605.84    6.3750
  145   Los Angeles          CA     91350           4,721,397    4,725,000         29,277.27       351,327.24    6.3100
  149   Cook                 IL     60632           4,400,000    4,400,000         27,120.18       325,442.16    6.2600
  152   Los Angeles          CA     91801           4,189,993    4,200,000         26,464.05       317,568.60    6.4700
  153   Pickens              SC     29630           4,080,000    4,080,000         25,174.36       302,092.32    6.2700
  154   Tazewell             IL     61550           4,065,000    4,065,000         25,320.44       303,845.28    6.3600
  156   St Charles           MO     63366           4,000,000    4,000,000         24,602.68       295,232.16    6.2400
  157   Orange               CA     92688           3,975,000    3,975,000         23,985.69       287,828.28    6.0600
  159   Orange               CA     92707           3,769,305    3,775,000         23,514.07       282,168.84    6.3600
  161   Pima                 AZ     85706           3,675,000    3,675,000         22,594.16       271,129.87    6.2360
  162   Catawba              NC     28602           3,630,916    3,640,000         22,483.18       269,798.16    6.2800
  163   Hall                 GA     30542           3,600,000    3,600,000         22,072.25       264,867.00    6.2100
  164   Butler               PA     16066           3,600,000    3,600,000         23,508.13       282,097.56    6.4600
  167   Orange County        CA     92652           3,557,540    3,600,000         40,239.09       482,869.08    6.1500
  168   Santa Barbara        CA     93101           3,550,000    3,550,000         17,966.53       215,598.36    5.9900
  169   Gwinnett             GA     30045           3,440,000    3,440,000         21,002.01       252,024.12    6.1700
  170   Fulton               GA     30344           3,295,345    3,300,000         21,075.74       252,908.88    6.6000
  171   Dorchester           SC     29485           3,200,000    3,200,000         19,707.11       236,485.32    6.2520
  172   Los Angeles          CA     91801           3,092,523    3,100,000         19,431.30       233,175.60    6.4200
  173   Ventura              CA     91362           3,000,000    3,000,000         18,569.18       222,830.16    6.3000
  175   Lee                  FL     33908           2,995,672    3,000,000         19,001.52       228,018.24    6.5200
  176   Nueces               TX     78410           2,995,504    3,000,000         18,733.76       224,805.12    6.3840
  177   Pima                 AZ     85706           2,900,000    2,900,000         17,686.40       212,236.80    6.1600
  179   Brazoria             TX     77581           2,840,000    2,840,000         17,486.37       209,836.44    6.2500
  180   Allegheny            PA     15227           2,800,000    2,800,000         17,004.04       204,048.48    6.1200
  181   Los Angeles          CA     90404           2,792,979    2,800,000         17,258.30       207,099.60    6.2600
  182   Clark                NV     89120           2,738,000    2,738,000         16,796.06       201,552.72    6.2150
  183   Galveston            TX     77546           2,700,000    2,700,000         16,624.36       199,492.32    6.2500
  184   Snohomish            WA     98292           2,618,591    2,625,000         16,368.00       196,416.00    6.3700
  186   Clark                NV     89139           2,550,000    2,550,000         15,304.94       183,659.28    6.0100
  188   Duval                FL     32225           2,253,336    2,255,000         14,149.48       169,793.76    6.4300
  190   Bernalillo           NM     87111           2,246,416    2,250,000         13,722.20       164,666.40    6.1600
  191   Riverside            CA     92583           2,098,416    2,100,000         13,066.95       156,803.40    6.3500
  192   Calhoun              MI     49015           2,096,875    2,100,000         13,149.38       157,792.56    6.4100
  193   Leon                 FL     32304           1,976,997    1,980,000         12,307.33       147,687.96    6.3400
  194   Harris               TX     77008           1,947,734    1,950,000         13,130.01       157,560.12    6.4700
  195   Durham County        NC     27709           1,912,802    1,920,000         12,820.38       153,844.56    6.3800
  196   Arapahoe             CO     80247           1,875,000    1,875,000         11,556.89       138,682.68    6.2600
  197   Montgomery           AL     36106           1,810,000    1,810,000         11,619.56       139,434.72    6.6500
  198   Santa Cruz           CA     95062           1,800,000    1,800,000         11,176.73       134,120.76    6.3300
  201   San Diego            CA     92104           1,747,503    1,750,000         11,130.33       133,563.96    6.5600
  202   Nueces               TX     78410           1,733,000    1,733,000         11,485.69       137,828.28    6.3000
  203   Kings                NY     11215           1,625,000    1,625,000          9,973.72       119,684.64    6.2200
203.01  Kings                NY     11215             991,250      991,250
203.02  Kings                NY     11215             633,750      633,750
  204   Alameda              CA     94605           1,597,769    1,600,000         10,260.85       123,130.20    6.6400
  205   Collin               TX     75071           1,471,537    1,475,000          9,352.12       112,225.44    6.5300
  206   Montgomery           OH     45420           1,300,000    1,300,000          8,157.13        97,885.56    6.4300
  207   Clark                NV     89102           1,300,000    1,300,000          8,311.15        99,733.80    6.6100
  208   Los Angeles          CA     90301           1,275,000    1,275,000          7,012.94        84,155.28    6.5100
  209   El Dorado            CA     95682           1,274,085    1,275,000          8,084.04        97,008.48    6.5300
  211   Los Angeles          CA     90703             745,455      750,000          6,657.63        79,891.56    6.8000

                                                                                 NET                        MONTHLY
           PRIMARY        MASTER        TRUSTEE AND    SUB SERVICING  ADMIN.  MORTGAGE                      PAYMENT
LOAN #  SERVICING FEE  SERVICING FEE  PAYING AGENT FEE    FEE RATE    FEE %    RATE %   ACCRUAL TYPE  TERM   DATE    REM. TERM
------------------------------------------------------------------------------------------------------------------------------

   4            0.010          0.010             0.001                 0.021   6.61500  Actual/360     120     8        119
   5            0.010          0.010             0.001        0.0200   0.041   6.15900  Actual/360     120     8        117
   6            0.010          0.010             0.001                 0.021   5.24990  Actual/360     120     8        111
   7            0.010          0.010             0.001                 0.021   6.25400  Actual/360     120     8        117
   8            0.010          0.010             0.001                 0.021   5.84900  Actual/360     120     8        113
  11            0.010          0.010             0.001                 0.021   6.15900  Actual/360      84     8        82
  17            0.010          0.010             0.001                 0.021   5.96600  Actual/360     120     8        120
  20            0.010          0.010             0.001                 0.021   6.07900  Actual/360     120     8        120
  33            0.010          0.010             0.001                 0.021   5.75900  Actual/360     120     8        118
  34            0.010          0.010             0.001                 0.021   6.09900  Actual/360     120     8        117
  35            0.010          0.010             0.001                 0.021   5.88900  Actual/360     120     8        119
  36            0.010          0.010             0.001                 0.021   5.80900  Actual/360     120     8        119
  38            0.010          0.010             0.001                 0.021   6.31900  Actual/360     120     8        119
  39            0.010          0.010             0.001                 0.021   6.31900  Actual/360     120     8        119
  40            0.010          0.010             0.001                 0.021   6.27900  Actual/360     120     8        118
  43            0.010          0.010             0.001                 0.021   6.14900  Actual/360     120     8        119
 43.01
 43.02
 43.03
 43.04
 43.05
  46            0.010          0.010             0.001                 0.021   6.12900  Actual/360     120     8        119
  47            0.010          0.010             0.001                 0.021   6.09900  Actual/360     120     8        119
  48            0.010          0.010             0.001                 0.021   6.12900  Actual/360     120     8        118
  51            0.010          0.010             0.001                 0.021   6.50900  Actual/360     120     8        118
  54            0.010          0.010             0.001                 0.021   5.94900  Actual/360     120     8        120
  55            0.010          0.010             0.001                 0.021   6.47900  Actual/360      60     8        59
  56            0.010          0.010             0.001                 0.021   6.15900  Actual/360     120     8        120
  57            0.010          0.010             0.001                 0.021   5.93900  Actual/360     120     8        120
  58            0.010          0.010             0.001                 0.021   6.32900  Actual/360      60     8        60
  59            0.010          0.010             0.001                 0.021   6.29900  Actual/360     120     8        118
  60            0.010          0.010             0.001                 0.021   5.96000  Actual/360     120     8        119
 60.01
 60.02
 60.03
  63            0.010          0.010             0.001                 0.021   5.99900  Actual/360     120     8        119
  64            0.010          0.010             0.001                 0.021   6.40900  Actual/360     120     8        119
  68            0.010          0.010             0.001                 0.021   5.92900  Actual/360     120     8        119
  69            0.010          0.010             0.001                 0.021   6.12900  Actual/360     120     8        117
  70            0.010          0.010             0.001                 0.021   6.33900  Actual/360     120     8        117
  74            0.010          0.010             0.001                 0.021   6.08900  Actual/360     120     8        120
 74.01
 74.02
  76            0.010          0.010             0.001                 0.021   5.36900  Actual/360     120     8        117
  79            0.010          0.010             0.001                 0.021   6.39400  Actual/360     120     8        118
  80            0.010          0.010             0.001                 0.021   6.09900  Actual/360     120     8        119
  82            0.010          0.010             0.001                 0.021   6.33900  Actual/360     120     8        120
  84            0.010          0.010             0.001                 0.021   6.17900  Actual/360     120     8        119
  85            0.010          0.010             0.001                 0.021   6.40900  Actual/360     120     8        119
  87            0.010          0.010             0.001                 0.021   6.13900  Actual/360     120     8        118
  90            0.010          0.010             0.001                 0.021   6.35900  Actual/360     120     8        117
  92            0.010          0.010             0.001                 0.021   5.96400  Actual/360     120     8        120
  94            0.010          0.010             0.001                 0.021   6.17900  Actual/360     120     8        119
  96            0.010          0.010             0.001                 0.021   5.96900  Actual/360     120     8        119
  101           0.010          0.010             0.001                 0.021   6.13900  Actual/360     120     8        118
  102           0.010          0.010             0.001                 0.021   6.38900  Actual/360     120     8        120
  103           0.010          0.010             0.001                 0.021   6.09900  Actual/360     132     8        132
  105           0.010          0.010             0.001                 0.021   6.23900  Actual/360     120     8        118
  109           0.010          0.010             0.001                 0.021   6.05900  Actual/360     120     8        120
  114           0.010          0.010             0.001                 0.021   6.12900  Actual/360     120     8        118
  115           0.010          0.010             0.001                 0.021   6.24900  Actual/360     120     8        118
  117           0.010          0.010             0.001                 0.021   6.44900  Actual/360     120     8        119
  124           0.010          0.010             0.001                 0.021   6.22900  Actual/360     120     8        117
  125           0.010          0.010             0.001                 0.021   6.05400  Actual/360     120     8        120
  126           0.010          0.010             0.001                 0.021   5.97900  Actual/360     120     8        117
  127           0.010          0.010             0.001                 0.021   6.32900  Actual/360     120     8        119
  128           0.010          0.010             0.001                 0.021   6.28400  Actual/360     120     8        118
  129           0.010          0.010             0.001                 0.021   6.15900  Actual/360     120     8        117
  135           0.010          0.010             0.001                 0.021   6.87900  Actual/360     120     8        118
  137           0.010          0.010             0.001                 0.021   6.02900  Actual/360     120     8        120
  139           0.010          0.010             0.001                 0.021   5.95400  Actual/360     120     8        120
  141           0.010          0.010             0.001                 0.021   6.19900  Actual/360     120     8        120
141.01
141.02
  142           0.010          0.010             0.001                 0.021   6.42900  Actual/360     120     8        118
  144           0.010          0.010             0.001                 0.021   6.35400  Actual/360     120     8        118
  145           0.010          0.010             0.001                 0.021   6.28900  Actual/360     120     8        119
  149           0.010          0.010             0.001                 0.021   6.23900  Actual/360     120     8        118
  152           0.010          0.010             0.001                 0.021   6.44900  Actual/360     120     8        117
  153           0.010          0.010             0.001                 0.021   6.24900  Actual/360     120     8        117
  154           0.010          0.010             0.001                 0.021   6.33900  Actual/360     120     8        119
  156           0.010          0.010             0.001                 0.021   6.21900  Actual/360     120     8        118
  157           0.010          0.010             0.001                 0.021   6.03900  Actual/360     120     8        117
  159           0.010          0.010             0.001                 0.021   6.33900  Actual/360     120     8        118
  161           0.010          0.010             0.001                 0.021   6.21500  Actual/360     120     8        120
  162           0.010          0.010             0.001                 0.021   6.25900  Actual/360     120     8        117
  163           0.010          0.010             0.001                 0.021   6.18900  Actual/360     120     8        118
  164           0.010          0.010             0.001                 0.021   6.43900  Actual/360     120     8        120
  167           0.010          0.010             0.001                 0.021   6.12900  Actual/360     120     8        118
  168           0.010          0.010             0.001                 0.021   5.96900  Actual/360     120     8        117
  169           0.010          0.010             0.001                 0.021   6.14900  Actual/360     120     8        118
  170           0.010          0.010             0.001                 0.021   6.57900  Actual/360     120     8        118
  171           0.010          0.010             0.001                 0.021   6.23100  Actual/360     120     8        118
  172           0.010          0.010             0.001                 0.021   6.39900  Actual/360     120     8        117
  173           0.010          0.010             0.001                 0.021   6.27900  Actual/360     120     8        118
  175           0.010          0.010             0.001                 0.021   6.49900  Actual/360     120     8        118
  176           0.010          0.010             0.001                 0.021   6.36300  Actual/360     120     8        118
  177           0.010          0.010             0.001                 0.021   6.13900  Actual/360     120     8        118
  179           0.010          0.010             0.001                 0.021   6.22900  Actual/360      84     8        82
  180           0.010          0.010             0.001                 0.021   6.09900  Actual/360     120     8        120
  181           0.010          0.010             0.001                 0.021   6.23900  Actual/360     120     8        117
  182           0.010          0.010             0.001                 0.021   6.19400  Actual/360     120     8        120
  183           0.010          0.010             0.001                 0.021   6.22900  Actual/360      84     8        82
  184           0.010          0.010             0.001                 0.021   6.34900  Actual/360     120     8        117
  186           0.010          0.010             0.001                 0.021   5.98900  Actual/360     120     8        117
  188           0.010          0.010             0.001                 0.021   6.40900  Actual/360     120     8        119
  190           0.010          0.010             0.001                 0.021   6.13900  Actual/360     120     8        118
  191           0.010          0.010             0.001                 0.021   6.32900  Actual/360     120     8        119
  192           0.010          0.010             0.001                 0.021   6.38900  Actual/360     120     8        118
  193           0.010          0.010             0.001                 0.021   6.31900  Actual/360     120     8        118
  194           0.010          0.010             0.001                 0.021   6.44900  Actual/360     180     8        179
  195           0.010          0.010             0.001                 0.021   6.35900  Actual/360     120     8        117
  196           0.010          0.010             0.001                 0.021   6.23900  Actual/360     120     8        119
  197           0.010          0.010             0.001                 0.021   6.62900  Actual/360     120     8        119
  198           0.010          0.010             0.001                 0.021   6.30900  Actual/360     120     8        118
  201           0.010          0.010             0.001                 0.021   6.53900  Actual/360     120     8        118
  202           0.010          0.010             0.001                 0.021   6.27900  Actual/360     120     8        116
  203           0.010          0.010             0.001                 0.021   6.19900  Actual/360     120     8        119
203.01
203.02
  204           0.010          0.010             0.001                 0.021   6.61900  Actual/360     120     8        118
  205           0.010          0.010             0.001                 0.021   6.50900  Actual/360     120     8        117
  206           0.010          0.010             0.001                 0.021   6.40900  Actual/360     120     8        120
  207           0.010          0.010             0.001                 0.021   6.58900  Actual/360     120     8        118
  208           0.010          0.010             0.001                 0.021   6.48900  Actual/360     120     8        118
  209           0.010          0.010             0.001                 0.021   6.50900  Actual/360     120     8        119
  211           0.010          0.010             0.001                 0.021   6.77900  Actual/360     120     8        118

                                                                                                                   PARTIAL
        MATURITY/  AMORT                                         ARD    ENVIRONMENTAL    CROSS        CROSS       DEFEASANCE
LOAN #   ARD DATE   TERM  REM. AMORT  TITLE TYPE     ARD LOAN  STEP UP    INSURANCE    DEFAULTED  COLLATERALIZED   ALLOWED
----------------------------------------------------------------------------------------------------------------------------

   4     8/8/2016   336      336      Fee                                    No
   5     6/8/2016   360      360      Fee/Leasehold                          No
   6    12/8/2015   360      360      Fee                                    No
   7     6/8/2016   360      357      Fee                                    No
   8     2/8/2016   360      360      Fee                                    No
  11     7/8/2013   420      420      Fee                                    No
  17     9/8/2016   360      360      Fee                                    No
  20     9/8/2016   360      360      Fee                                    No
  33     7/8/2016   360      360      Leasehold                              No
  34     6/8/2016   360      360      Fee                                    No
  35     8/8/2016   360      360      Fee                                    No
  36     8/8/2016    0        0       Fee                                    No                                      Yes
  38     8/8/2016   360      360      Fee                                    No
  39     8/8/2016    0        0       Fee                                    No
  40     7/8/2016   360      358      Leasehold                              No
  43     8/8/2016   360      359      Fee                                    No                                      Yes
 43.01                                Fee                                    No
 43.02                                Fee                                    No
 43.03                                Fee                                    No
 43.04                                Fee                                    No
 43.05                                Fee                                    No
  46     8/8/2016   360      360      Fee                                    No
  47     8/8/2016   360      359      Fee                                    No
  48     7/8/2016   300      298      Fee/Leasehold                          No
  51     7/8/2016   360      358      Fee                                    No
  54     9/8/2016   360      360      Fee                                    No
  55     8/8/2011   360      360      Fee                                    No
  56     9/8/2016   360      360      Fee                                    No
  57     9/8/2016   360      360      Fee                                    No
  58     9/8/2011    0        0       Fee                                    No
  59     7/8/2016   360      360      Fee                                    No
  60     8/8/2016   360      360      Fee                                    No                                      Yes
 60.01                                Fee                                    No
 60.02                                Fee                                    No
 60.03                                Fee                                    No
  63     8/8/2016   360      360      Fee                                    No
  64     8/8/2016   360      360      Fee                                    No
  68     8/8/2016   360      360      Fee                                    No
  69     6/8/2016   360      357      Fee                                    No
  70     6/8/2016   360      360      Fee                                    No
  74     9/8/2016   360      360      Fee                                    No                                      Yes
 74.01                                Fee                                    No
 74.02                                Fee                                    No
  76     6/8/2016   360      360      Fee                                    No
  79     7/8/2016   300      298      Fee                                    No
  80     8/8/2016   360      359      Fee/Leasehold                          No
  82     9/8/2016   360      360      Fee                                    No
  84     8/8/2016   300      299      Fee/Leasehold                          No
  85     8/8/2016   360      360      Fee                                    No
  87     7/8/2016   360      360      Leasehold                              No
  90     6/8/2016   360      357      Fee                                    No
  92     9/8/2016   360      360      Fee                                    No
  94     8/8/2016   420      419      Fee                                    No
  96     8/8/2016   360      360      Fee                                    No
  101    7/8/2016   360      358      Fee                                    No
  102    9/8/2016   324      324      Fee                                    No
  103    9/8/2017   360      360      Fee                                    No
  105    7/8/2016   360      360      Leasehold                              No
  109    9/8/2016   360      360      Fee                                    No
  114    7/8/2016   360      360      Fee                                    No
  115    7/8/2016   372      372      Fee                                    No
  117    8/8/2016   300      299      Fee                                    No
  124    6/8/2016   360      360      Fee                                    No
  125    9/8/2016   360      360      Fee                                    No
  126    6/8/2016   360      360      Fee                                    No
  127    8/8/2016   360      359      Fee                                    No
  128    7/8/2016   204      202      Fee                                    No
  129    6/8/2016   408      405      Fee                                    No
  135    7/8/2016   360      358      Fee                                    No
  137    9/8/2016   360      360      Fee                                    No
  139    9/8/2016    0        0       Fee                                    No
  141    9/8/2016   360      360      Fee                                    No                                      Yes
141.01                                Fee                                    No
141.02                                Fee                                    No
  142    7/8/2016   360      358      Fee                                    No
  144    7/8/2016   360      358      Fee                                    No
  145    8/8/2016   360      359      Fee                                    No
  149    7/8/2016   360      360      Fee                                    No
  152    6/8/2016   360      357      Fee                                    No
  153    6/8/2016   360      360      Fee                                    No
  154    8/8/2016   360      360      Fee                                    No
  156    7/8/2016   360      360      Fee                                    No
  157    6/8/2016   360      360      Fee                                    No
  159    7/8/2016   360      358      Fee                                    No
  161    9/8/2016   360      360      Fee                                    No
  162    6/8/2016   360      357      Fee                                    No
  163    7/8/2016   360      360      Fee                                    No
  164    9/8/2016   324      324      Fee                                    No
  167    7/8/2016   120      118      Leasehold                              No
  168    6/8/2016    0        0       Fee                                    No
  169    7/8/2016   360      360      Fee                                    No
  170    7/8/2016   360      358      Fee                                    No
  171    7/8/2016   360      360      Fee                                    No
  172    6/8/2016   360      357      Fee                                    No
  173    7/8/2016   360      360      Fee                                    No
  175    7/8/2016   360      358      Fee                                    No
  176    7/8/2016   360      358      Fee                                    No
  177    7/8/2016   360      360      Fee                                    No
  179    7/8/2013   360      360      Fee                                    No
  180    9/8/2016   360      360      Fee                                    No
  181    6/8/2016   360      357      Fee                                    No
  182    9/8/2016   360      360      Fee                                    No
  183    7/8/2013   360      360      Fee                                    No
  184    6/8/2016   360      357      Fee                                    No
  186    6/8/2016   360      360      Fee                                    No
  188    8/8/2016   360      359      Fee                                    No
  190    7/8/2016   360      358      Fee                                    No
  191    8/8/2016   360      359      Fee                                    No
  192    7/8/2016   360      358      Fee                                    No
  193    7/8/2016   360      358      Fee                                    No
  194    8/8/2021   300      299      Fee                                    No
  195    6/8/2016   300      297      Fee                                    No
  196    8/8/2016   360      360      Fee                                    No
  197    8/8/2016   360      360      Fee                                    No
  198    7/8/2016   360      360      Fee                                    No
  201    7/8/2016   360      358      Fee                                    No
  202    5/8/2016   300      300      Fee                                    No
  203    8/8/2016   360      360      Fee                                    No                                      Yes
203.01                                Fee                                    No
203.02                                Fee                                    No
  204    7/8/2016   360      358      Fee                                    No
  205    6/8/2016   360      357      Fee                                    No
  206    9/8/2016   360      360      Fee                                    No
  207    7/8/2016   360      360      Fee                                    No
  208    7/8/2016    0        0       Fee                                    No
  209    8/8/2016   360      359      Fee                                    No
  211    7/8/2016   180      178      Fee                                    No

                                                                UPFRONT      UPFRONT      UPFRONT      UPFRONT      UPFRONT
        LETTER OF             LOCKBOX               HOLDBACK  ENGINEERING     CAPEX        TI/LC       RE TAX         INS.
LOAN #   CREDIT                 TYPE                 AMOUNT   RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------

   4               Soft                                                        154,307                   188,350       58,708
   5               Hard                                                                   1,600,000      200,400        7,388
   6               Hard                                                        443,833      741,365       43,423       17,542
   7               Hard
   8               Hard                                                                                   44,505       59,293
  11                                                               52,500                                149,543        4,212
  17                                                                                                      40,366       24,847
  20                                                                                        500,000      197,668        4,006
  33                                                                                                      88,578       18,373
  34               Hard                                             2,813                                 72,542       20,000
  35                                                               12,500
  36                                                                                        468,084       55,339
  38                                                                                                      56,363       18,708
  39                                                                                                      56,164
  40                                                                                                      54,144       22,311
  43                                                               11,106                                 93,246       35,446
 43.01
 43.02
 43.03
 43.04
 43.05
  46                                                                                                     123,621        1,634
  47                                                                                                     162,639
  48                                                                                                                   34,197
  51               Hard                                                        174,000                    39,265
  54               Hard                                                                                   76,806       12,500
  55                                                                                                      20,995       19,330
  56       Yes     Hard                                                                                  119,206       54,832
  57                                                               65,670                                 64,089       29,272
  58                                                               10,700                                 41,535        1,810
  59                                                               15,488                   150,000       30,278       11,618
  60               Hard                                                                                   55,871        3,083
 60.01
 60.02
 60.03
  63                                                              100,000                                182,378        3,378
  64               Hard                                                                                   64,500       20,580
  68                                                                3,750                                 54,462       22,491
  69                                                                                                      74,000       15,500
  70                                                                5,625
  74               Hard                                                                                   45,592        1,680
 74.01
 74.02
  76                                                                            20,000      100,000       23,165        1,167
  79               Hard                                            87,649                                102,000       27,500
  80                                                                                                     106,678
  82                                                                                          3,600       49,053       13,028
  84               Hard                                                                                    7,231
  85               Hard                                            18,750                                 48,832        2,954
  87                                                                                                      52,000        4,500
  90               Hard                                                                   1,162,450       82,642        3,107
  92                                                                                                      24,950       10,265
  94                                                                                                      26,136       19,382
  96                                                                                                      45,011
  101              Hard                                                                                   77,318       55,422
  102                                                                                                     90,936        2,520
  103              Hard
  105                                                                                                     20,825       15,750
  109                                                                                                     54,817       22,877
  114                                                                                       180,000       74,952       21,404
  115                                                                                        35,950       63,000       15,214
  117                                                                                                      7,000        7,102
  124                                                                                        20,000        5,627        2,015
  125                                                                                                     34,078       15,939
  126                                                                           22,230      100,000        3,822
  127              Hard                                                                                   48,502       16,482
  128                                                                                                      8,490        8,469
  129                                                                                                     20,377
  135              Hard                                             2,000       13,333                    89,335        6,099
  137                                                                                                     39,268        7,746
  139              Hard                                                                                   44,288        1,540
  141                                                                                                     19,704
141.01
141.02
  142                                                                                                     37,784        4,012
  144                                                                          198,000                    19,253        4,339
  145      Yes                                                                                            10,680
  149                                                              28,750                                 26,512        3,596
  152                                                                              745       65,000       10,649        1,052
  153                                                                              880                     5,867        1,164
  154
  156                                                               1,875        1,563                    33,624        1,751
  157              Hard                                                                                   22,116        9,088
  159                                                              16,155        1,476      150,000        7,755        2,208
  161                                                              18,688        1,956        6,259       17,895        4,038
  162      Yes                                                                   6,000       33,000       12,385          209
  163                                                                                                     32,395        1,411
  164                                                                                                     36,629        2,497
  167                                                                                                     33,551
  168                                                                                                     21,442        4,402
  169                                                                                                      4,323        2,067
  170              Hard                                                                                   46,003       14,775
  171                                                                            4,750       31,500        2,667          214
  172                                                                              880       30,000        9,236        2,046
  173                                                                              493        2,932        4,327        1,409
  175                                                                                                     20,000        7,000
  176                                                                                                     13,184       11,994
  177                                                                                                     26,000        1,000
  179                                                                                        32,224       26,000        3,000
  180                                                              55,325        8,868                    15,046        5,118
  181              Hard                                                                                   13,339          844
  182                                                                              748                     3,341          832
  183                                                                                        10,022       26,000        4,985
  184                                                               2,368                                  5,017          653
  186      Yes                                                                   1,013                     5,449          750
  188                                                                              250        1,361       10,111          711
  190                                                                                        40,000        4,650        3,739
  191                                                                                                      1,889
  192                                                                          100,000                    54,455        2,007
  193                                                               2,500        1,750                     6,049       10,781
  194                                                                              196        1,635       10,379          418
  195              Hard                                            25,500        2,553        2,029        7,155        4,246
  196                                                               3,750          840                     8,543
  197                                                                              419        2,328        2,960        3,089
  198                                                                                                      4,583
  201                                                                              620                     3,008        3,949
  202              None at Closing, Springing Soft                              30,030                    20,195        5,962
  203                                                                              494                     3,346
203.01
203.02
  204                                                               1,875          592        2,263        5,833        1,378
  205                                                                              252        2,833        6,250          453
  206
  207                                                                              473                     2,144          549
  208                                                                                                      5,361
  209                                                                                                      4,663          572
  211                                                                                                     25,764          208

          UPFRONT      MONTHLY        MONTHLY        MONTHLY        MONTHLY        MONTHLY      MONTHLY      MONTHLY
           OTHER        CAPEX          CAPEX          TI/LC          TI/LC         RE TAX         INS.        OTHER     GRACE
LOAN #  RESERVE ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  PERIOD
------------------------------------------------------------------------------------------------------------------------------

   4      1,250,000                                                                   33,333       14,677                    0
   5        725,000        6,268                                      1,600,000       66,800        7,388                    0
   6     17,727,044        6,933                        20,579                        21,712        8,771                    5
   7                                                                                                                         0
   8                       4,811                                                      22,253        5,390                    0
  11      2,425,000        1,696                                                      47,104        2,106                    0
  17                                                                                  38,658        2,761                    0
  20                       1,970           70,914                       500,000       39,534        4,006                    0
  33                                                                                  22,145        2,625                    0
  34        433,883        1,220           43,920        4,067          200,000       18,135        1,833        17500       0
  35         41,748                                                                                                          0
  36          3,760                                                                   11,068                                 0
  38                      10,125                                                       9,394        9,354                    0
  39                         633           10,000        5,061          100,000       11,233                                 0
  40      1,375,000       17,012                                                      13,536       11,156                    0
  43                       4,305          258,295                                     13,323        2,582                    0
 43.01
 43.02
 43.03
 43.04
 43.05
  46                         884                         2,947          106,082       20,603        1,634                    0
  47                      15,215                                                      18,071                                 0
  48                      13,948                                                      15,000        3,800                    0
  51                                      174,000                                      9,817                                 0
  54        374,201        1,136                         2,878          103,608       15,362        2,500                    0
  55                       3,980                                                       6,999        3,866                    0
  56      1,000,000          506           12,146        4,656          111,747       11,193       10,966                    0
  57                       1,940           93,084                                     21,363        3,659                    0
  58                         688                                                       8,307          905                    0
  59                       1,179                                        150,000       10,093          968                    0
  60          8,295        1,236                         8,242                         8,467        1,542      8295.22       0
 60.01
 60.02
 60.03
  63                       3,540                                                      26,054        3,378                    0
  64                       5,930                                                      13,250        2,940                    0
  68                                                                                   7,780        2,811                    5
  69                       6,463                                                      14,626        7,237                   10
  70                         845                         5,633           75,000        9,233        1,247                    0
  74      2,000,000          379                         1,262                         7,599        1,680                    0
 74.01
 74.02
  76                                       20,000                       100,000        4,633        1,167                    0
  79                      20,830          746,481                                     14,496        4,483                    0
  80                      10,335                                                      11,853                                 0
  82                       1,200                                        129,584        7,008        1,448                    0
  84         53,840          570                                                       3,616                                 0
  85        115,000          950                         3,050           73,200       12,766        1,477                    0
  87                       2,290                                                      12,773        2,088                    0
  90        730,500        2,033                                                       9,182        1,036                    0
  92                                                                                  11,700        1,027                    5
  94        900,000        4,250                                                       6,534        3,230                    0
  96                                                                                  22,505                                 0
  101                        734                         1,500          150,000       12,886        7,244                    0
  102                      7,230          #VALUE!                                     11,367        1,260                   10
  103        89,571                                                                                                          0
  105                        748           35,918                        90,000        6,942        1,750                    0
  109                        843           30,336                                      4,983        1,760                    0
  114       720,000          874                                        180,000       13,741        1,784                    0
  115                      1,451           52,000        3,917          150,000        8,893        1,268                    0
  117       500,000        9,899                                                      12,502        2,367                    0
  124                        453                         5,000          140,000        2,814        1,007                    0
  125                        436           20,906                                     11,360        1,771                    0
  126                                      22,230                       100,000        3,427          514                    0
  127        34,223        6,107                                                       6,063        2,747                    0
  128                      6,342                                                       4,245        1,059                    0
  129                        354                                                       5,094                                 5
  135                      6,667          240,000                                      9,926        3,049                   10
  137                        821           20,000                                      6,545          861                    0
  139       230,000           87            3,118        1,212           43,646        6,327          770                    0
  141       500,000        1,478           35,464                                      4,523                                 0
141.01
141.02
  142                                                                                  6,297        1,003                    0
  144                      2,361                                                       9,626        2,170                    0
  145       500,000                                                                    5,340                                 0
  149                        613                         1,546                        13,256          599                    0
  152                        372                         1,852           85,000        5,325          526                    0
  153                        440           15,840                                      2,933          582                    0
  154                                                                   175,000                                              0
  156                        782           18,756                                      4,318          875                    0
  157                        272                                                       5,529        1,298                    0
  159                        738                         2,545          150,000        3,878        1,104                    0
  161                        978                         3,129          112,654        5,965        2,019                    0
  162       390,000                         6,000                        33,000        2,064          209                    0
  163                        967                                                       3,676          706                    0
  164                      5,279          #VALUE!                                      4,579        1,248                    0
  167                        494                                                       8,388                                 5
  168                                                                                  5,361          880                    0
  169                                                                                  1,441          344                    0
  170                      1,210                         3,900                         4,600        2,463                    0
  171       251,000                                                                    2,667           31                    0
  172                        440                         2,173           55,000        4,618        1,023                    0
  173                        247                         1,466                         2,164          704                    0
  175       125,000                                                                    2,158        1,121                    0
  176       200,000          441                         1,325                         3,500        1,950                    0
  177                        308                         1,334                         6,831          349                    0
  179       240,000          194                         1,343           64,448        3,568        1,391                    0
  180                      4,434                                                       7,523        1,279                    0
  181                                                                                  4,446          281                    0
  182       100,000          374                         1,775                         1,671          416                    0
  183                        185                           835           40,088        4,279        1,662                    0
  184                        460           13,276        1,645           76,000        2,508          327                    0
  186       200,000          507                                                       2,724          375                    0
  188                        125                           680                         2,022          356                    0
  190                        392                         2,000          100,000        1,163          534                    0
  191                                                                                    703          500                    0
  192                      1,245                                                       5,478        1,003                    0
  193                        875                                                       2,082        1,078                    0
  194         9,000           98                           818           40,000        1,297          209                   10
  195                      1,276                         1,015                         3,577        2,123                    0
  196                        420           15,117                                      4,271                                 0
  197       200,000          210                         1,164                           740          343                    0
  198                        313                                                       4,583          267                    0
  201                        310                                                       1,504          439                    0
  202                                                                                  5,049          852                    0
  203        16,582          247           14,820                                      1,673                                 0
203.01
203.02
  204                        296                         1,132           36,000        2,917          689                    0
  205                        126                         1,417           68,000        3,125          226                    0
  206                        169                                                                                             0
  207                        237            8,519                                      1,072          183                    0
  208                                                                                  1,276                                 0
  209                        138                                                         933          191                    0
  211                                                                                  5,153          104                    0

                                  SCHEDULE III

   FIRST PAGES OF THE SEPTEMBER 15, 2006 TERM SHEET AND THE SEPTEMBER 15, 2006
                   REVISED ANNEX A-1 FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[LOGO] Merrill Lynch                               [LOGO] Countrywide(R)
                                           -------------------------------------
                                                  SECURITIES CORPORATION
                                           A Countrywide Capital Markets Company

                                   [LOGO] PNC

            REVISED PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                          $2,246,176,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
 CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AM,
                     CLASS AJ, CLASS B, CLASS C AND CLASS D

--------------------------------------------------------------------------------

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                         PNC BANK, NATIONAL ASSOCIATION
                        Mortgage Loan Sellers & Sponsors

                           MIDLAND LOAN SERVICES, INC.
                              CAPMARK FINANCE INC.
                                Master Servicers

                            ING CLARION PARTNERS, LLC
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                               SEPTEMBER 15, 2006

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the
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MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                             PNC CAPITAL MARKETS LLC

GOLDMAN, SACHS & CO.                                              MORGAN STANLEY

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                              INITIAL                        APPROX.
                            CERTIFICATE        APPROX.      PERCENTAGE
       EXPECTED RATINGS  PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL      WEIGHTED        PRINCIPAL    ASSUMED FINAL
       ----------------     OR NOTIONAL        CREDIT        MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS   FITCH  MOODY'S       AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

 A-1     AAA     Aaa      $    66,580,000      30.000          2.746          2.951        10/06-08/11    August 2011       (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-2     AAA     Aaa      $   163,000,000      30.000          6.722          4.953        08/11-10/11    October 2011      (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-3     AAA     Aaa      $    34,000,000      30.000          1.402          6.787        07/13-08/13    August 2013       (3)
----------------------------------------------------------------------------------------------------------------------------------
A-SB     AAA     Aaa      $   118,000,000      30.000          4.866          7.176        10/11-12/15   December 2015      (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-4     AAA     Aaa      $   971,780,000      30.000         40.073          9.740        12/15-08/16    August 2016       (3)
----------------------------------------------------------------------------------------------------------------------------------
A-1A     AAA     Aaa      $   344,155,000      30.000         14.192          9.167        10/06-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
 AM      AAA     Aaa      $   242,502,000      20.000         10.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
 AJ      AAA     Aaa      $   190,971,000      12.125          7.875          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  B      AA      Aa2      $    48,500,000      10.125          2.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  C      AA--    Aa3      $    18,188,000       9.375          0.750          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  D       A       A2      $    48,500,000       7.375          2.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(4)

                              INITIAL                        APPROX.
                            CERTIFICATE        APPROX.      PERCENTAGE
       EXPECTED RATINGS  PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL      WEIGHTED        PRINCIPAL    ASSUMED FINAL
       ----------------     OR NOTIONAL        CREDIT        MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS   FITCH  MOODY'S       AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

  E     A--      A3       $    21,219,000       6.500          0.875          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  F     BBB+    Baa1      $    36,375,000       5.000          1.500         10.020        09/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  G     BBB     Baa2      $    24,251,000       4.000          1.000         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  H     BBB--   Baa3      $    21,219,000       3.125          0.875         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  J     BB+      Ba1      $    12,125,000       2.625          0.500         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  K      BB      Ba2      $     6,062,000       2.375          0.250         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  L     BB--     Ba3      $     9,094,000       2.000          0.375         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  M      B+      B1       $     6,063,000       1.750          0.250         10.265        10/16-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  N      B       B2       $     6,062,000       1.500          0.250         10.369        02/17-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  P     B--      B3       $     3,031,000       1.375          0.125         10.369        02/17-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  Q      NR      NR       $    33,345,032       0.000          1.375         11.980        02/17-07/24     July 2024        (3)
----------------------------------------------------------------------------------------------------------------------------------
  X     AAA      Aaa      $ 2,425,022,032         N/A            N/A            N/A             N/A        July 2024        (3)
----------------------------------------------------------------------------------------------------------------------------------

__________________________________

(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%. The class X certificates will not have a certificate principal balance and their holders will not receive distributions of principal.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the offering prospectus.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
      AJ, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, and X certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve
      30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage, or (v) in the case of a class of certificates that does not have a principal balance but has a notional amount, the weighted average of the respective rates at which interest accrues from time to time on the respective components of that notional amount.

(4)   Not offered pursuant to the offering prospectus. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ANNEX A-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

          LOAN
          GROUP
LOAN #   1 OR 2   ORIGINATOR(1)                PROPERTY NAME                                     STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1         1     MLML            The Atrium Hotel Portfolio                Various
 1.01       1     MLML            Embassy Suites Raleigh Durham             201 Harrison Oaks Boulevard
 1.03       1     MLML            Embassy Suites Tampa                      3705 Spectrum Boulevard
 1.02       1     MLML            Embassy Suites Portland Airport           7900 Northeast 82nd Avenue
 1.04       1     MLML            Embassy Suites Charleston                 300 Court Street
 1.05       1     MLML            Embassy Suites on Monterey Bay            1441 Canyon Del Rey Boulevard
 1.06       1     MLML            Topeka Capitol Plaza Hotel                1717 Southwest Topeka Boulevard
  2         1     MLML            Stonestown Mall                           3251 Twentieth Avenue
  3         1     MLML            Wilton Portfolio Pool 1                   Various
 3.01       1     MLML            John Rolfe Commons                        2100 John Rolfe Parkway #2316
 3.02       1     MLML            Tuckahoe Village Shopping Center          11200-11280 Patterson Avenue & 1107-1117 Westbriar Drive
 3.03       1     MLML            Hermitage Industrial Center               8400-8621 Sandford Drive & 8401-8447 Glazebrook Drive
 3.04       1     MLML            The Shoppes of CrossRidge                 10250 Staples Mill Road
 3.05       1     MLML            Montpelier Shopping Center                16601-16655 Mountain Road
 3.06       1     MLML            Westland Shopping Center                  8025-8099 West Broad Street
 3.07       1     MLML            Lauderdale Square Shopping Center         3151-3171 & 3033-3091 Lauderdale Drive
 3.08       1     MLML            Stratford Hills Shopping Center           6766-6798 Forest Hill Avenue & 2801-2837 & 2909-2921
                                                                            Hathaway Road
 3.09       1     MLML            Beverly Hills Shopping Center             8502-8550 Patterson Avenue
 3.10       1     MLML            Canterbury Shopping Center                10600-10624 Patterson Avenue
 3.11       1     MLML            Ridgefield Walgreens                      10720 Ridgefield Parkway
 3.12       1     MLML            Maybuery North Complex                    8908-8910 Patterson Avenue
 3.13       1     MLML            Gayton Business Center                    12107-12115 Ridgefield Parkway & 2500-2590 Gayton Centre
                                                                            Drive
 3.14       1     MLML            Maybuery South Shopping Center            8901-8917 & 8930 Patterson Avenue
 3.15       1     MLML            Atack-Eagle Building                      4191 Innslake Drive
 3.16       1     MLML            Wilton Park                               4901 Dickens Road
 3.17       1     MLML            Atlee Commerce Center III                 9432, 9436, 9440 & 9444 Atlee Commerce Center Boulevard
 3.18       1     MLML            Atlee Commons II                          9424 Atlee Commerce Center Boulevard
 3.19       1     MLML            Dickens Place                             6401 A-F, 6403 A-G, & 6405 A-G Dickens Place
 3.20       1     MLML            Quioccasin Square Shopping Center         9025-9035 & 9101-9115 Quioccasin Road
 3.21       1     MLML            Tuckahoe Village Merchants Square         1104-1126 Westbriar Drive
 3.22       1     MLML            Westland East Shopping Center             8045 West Broad Street
 3.23       1     MLML            Canterbury Green Shopping Center          10605 Patterson Avenue
 3.24       1     MLML            Genito Station Shopping Center            13601-13625 Genito Road
 3.25       1     MLML            Crofton Green Shopping Center             12341-12395 Gayton Road
 3.26       1     MLML            Brookside Convenience Center              7601 Brook Road
 3.27       1     MLML            2400 Westwood Avenue                      2400 Westwood Avenue
 3.28       1     MLML            2208-18 Perl Road                         2208-2218 Perl Road
 3.29       1     MLML            5001-03 W. Leigh Street                   5001-5003 West Leigh Street & 5004 West Clay Street
 3.30       1     MLML            The Parham & Patterson Bldg.              8545 Patterson Avenue
 3.31       1     MLML            Children's World Learning Center          338 Oyster Point Road
 3.32       1     MLML            2121 Dabney Road                          2121 Dabney Road
 3.33       1     MLML            Crofton Green - Nova Complex              12215 Gayton Road
 3.34       1     MLML            Canterbury Green                          10611 Patterson Avenue
 3.35       1     MLML            2040 Westmoreland Street                  2040 Westmoreland Street
 3.36       1     MLML            4909-11 West Clay Street                  4909-4911 West Clay Street
 3.37       1     MLML            Canterbury Building                       10625 Patterson Road
 3.38       1     MLML            4411 Jacque Street                        4411 Jacque Street
 3.39       1     MLML            4100 West Clay Street                     4100 West Clay Street
 3.40       1     MLML            5712-16 Greendale Road                    5712-5716 Greendale Road
 3.41       1     MLML            Wilton Building                           3200 Lauderdale Drive
 3.42       1     MLML            5612-14 Greendale Road                    5612-5614 Greendale Road
 3.43       1     MLML            4901 West Clay Street                     4901 West Clay Street
 3.44       1     MLML            5010 West Clay Street                     5010 West Clay Street
 3.45       1     MLML            4905-4907 West Clay Street                4905-4907 West Clay Street
  4         1     CRF             Westin Arlington Gateway                  801 North Glebe Road
  5         1     CRF             Farmers Market I, II and III              1727 & 1801 30th Street, 1920 Alhambra Boulevard & 2910
                                                                            South Street
  6         1     CRF             Valdosta - Colonial Mall                  1700 Norman Drive
  7         1     CRF             Exel Logistics                            4000 Cedar Boulevard
  8         1     CRF             Lufkin Mall                               4600 South Medford Drive
  9         1     PNC             Cool Springs Commons                      7100 Commerce Way
  10        1     MLML            South State Street                        Various
10.01       1     MLML            26-34 South State Street                  26-34 South State Street
10.02       1     MLML            36 South State Street                     36 South State Street
  11        1     CRF             Whippletree Village MHP                   525 North McHenry Road
  12        1     PNC             Covance Business Center                   8211 Scicor Drive
  13        1     MLML            16661 Ventura Boulevard                   16661 Ventura Boulevard
  14        2     MLML            Hawthorne Groves Apartments               204 Hawthorne Groves Boulevard
  15        1     MLML            Carmax of Tennessee                       Various
15.01       1     MLML            Carmax - Nashville                        2501 Powell Avenue
15.02       1     MLML            Carmax - Memphis                          7771 Highway 64
  16        2     PNC             Preserve at Colony Lakes                  1000 Farrah Lane
  17        1     CRF             Town Center Block 3 & 8                   193 & 265 Central Park Avenue
  18        1     PNC             Middle Atlantic Products                  300 Fairfield Rd
  19        2     MLML            Autumn Park Apartments                    1963 Mosser Road
  20        1     CRF             Gilbert Town Square                       1030 - 1166 South Gilbert Road
  21        1     MLML            Walnut Hill Plaza                         1500 Diamond Hill Road
  22        2     PNC             The Heritage Apartment Homes              7828 Pat Booker Road
  23        2     MLML            Arioso City Lofts                         3411 North 16th Street
  24        2     MLML            The Seasons                               811 East Wetmore Road
            1     PNC             Campbell Portfolio                        Various
  25        1     PNC             Eastgate Marketplace                      420 North Wilbur Ave.
  26        1     PNC             Ellensburg Square                         401-409 South Main Street
  27        1     PNC             Pasco Retail Center                       5024 North Road 68
  28        1     PNC             Union Gap                                 1601 East Washington Ave
  29        1     PNC             Canyon Lakes Center                       4008 West 27th Avenue
  30        1     PNC             Paradise Plaza                            4900 Paradise Drive
  31        1     PNC             Tony Romas                                7640 North Divison Street
  32        1     MLML            Whitehall Tech Center I & II              2745 & 2915 Whitehall Park Drive
  33        1     CRF             Hemet Valley Center                       3301-3695 Florida Avenue
  34        1     CRF             Sportmart/Westwood Storage                1901-1919 Sepulveda Boulevard
  35        1     CRF             Crystal Plaza                             12525 Laurel Bowie Road
  36        1     CRF             Home Center Murrieta                      39809, 39745, 39729, 39681, 39665 Avenida Acacias
  37        2     PNC             Windward Apartment Homes                  600 East Medical Center Boulevard
  38        2     CRF             Northern Point Apartments                 1905 West Las Palmaritas Drive
  39        1     CRF             Regents Court Medical Office              4120 & 4130 La Jolla Village Drive
  40        1     CRF             The Clay Hotel                            1434-1438 Washington Avenue & 516 Espanola Way
  41        1     MLML            Haier Building                            1356 Broadway
  42        2     PNC             Leeward Apartment Homes                   444 East Medical Center Boulevard
  43        1     CRF             DDLLP Self Storage Portfolio              Various
43.01       1     CRF             Airport Road Self Storage                 1604 Airport Road
43.02       1     CRF             Morada Self Storage                       10220 North Highway 99
43.03       1     CRF             Highway 88 Self Storage                   12941 Blossom Court
43.04       1     CRF             Highway 99 Self Storage                   935 Simmerhorn Road
43.05       1     CRF             Eight Mile Road Self Storage              10910 North Highway 99
  44        1     MLML            Well Luck Portfolio                       Various
44.01       1     MLML            6000 Peachtree Street                     6000 Peachtree Street
44.02       1     MLML            104 Harbor Drive                          104 Harbor Drive
44.03       1     MLML            West 73rd Street                          6235 West 73rd Street
44.04       1     MLML            13888 Westfair East Drive                 13888 Westfair East Drive
44.05       1     MLML            1585 Market Drive                         1585 Market Drive Southeast
  45        2     MLML            Campus Quad Phase I                       316 Columbia Drive
  46        1     CRF             Woodland Hills Village                    20929 Ventura Boulevard
  47        1     CRF             Hilton Garden Inn - Orlando, FL           5877 American Way
  48        1     CRF             Courtyard - Little Rock                   521 President Clinton Avenue
  49        2     MLML            Portofino Apartments                      5780 Windhover Drive
  50        1     MLML            Carmax of Texas                           Various
50.01       1     MLML            4448 Plano Parkway                        4448 West Plano Parkway
50.02       1     MLML            19500 Northwest Freeway                   19500 Northwest Freeway
  51        1     CRF             Homewood Suites - Bakersfield             1505 Mill Rock Way
  52        1     PNC             DaVita Portfolio                          Various
52.01       1     PNC             Davita - Richmond, VA                     5270 Chamberlayne Road
52.02       1     PNC             Davita - Grand Rapids, MI                 801 Cherry Street
52.03       1     PNC             Davita - Goldsboro, NC                    2609 Hospital Road
52.04       1     PNC             Davtia - Edison, NJ                       29 Meridian Road
52.05       1     PNC             Davita - Philadelphia, PA                 1700 South 60th Street
52.06       1     PNC             Davita - Lancaster, PA                    1412 East King Street
52.07       1     PNC             Davita - Santee, SC                       228 Bradford Blvd
52.08       1     PNC             Davita - Pittsburgh, PA                   4312 Penn Avenue
52.09       1     PNC             Davito - Portsmouth, VA                   2000 High Street
  53        1     PNC             Capital City Press Office Building        7290 Bluebonnet Blvd
  54        1     CRF             Valley Fair Retail                        113 East Southern Avenue
  55        2     CRF             Barclay Square Apartments                 3535 Cambridge Street
  56        1     CRF             Westview Shoppes                          9515-9545 Westview Drive
  57        1     CRF             Storage Plus                              30-54 Review Avenue & 54-15 Greenpoint Avenue
  58        2     CRF             Mariner Village Mobile Home Park          815 124th Street SW
  59        1     CRF             Jefferson Office Park                     790-800 Turnpike Street
  60        1     CRF             Walmart Shadow Anchor Portfolio           Various
60.01       1     CRF             Shippensburg Shopping Center              101-207 South Conestoga Drive
60.02       1     CRF             Edinboro Shopping Center                  112-136 Washington Towne Boulevard
60.03       1     CRF             Bradford Shopping Center (Foster Brook
                                  Plaza)                                    14-46 Foster Brook Boulevard
  61        2     MLML            Southgate Apartments                      10960 Southgate Manor Drive
  62        1     PNC             Noble Hotel Portfolio                     Various
62.01       1     PNC             Holiday Inn - Russellville, AR            2407 North Arkansas Ave
62.02       1     PNC             Ramada Inn - Glenwood CO                  124 West 6th Street
62.03       1     PNC             Ramada Inn - Sterling CO                  22140 West Hwy 6
  63        2     CRF             Mapleshade Park                           6606 Mapleshade Lane
  64        1     CRF             Springhill Suites - Annapolis             189 Admiral Cochrane Drive
            1     MLML            Vlessing Portfolio                        Various
  65        1     MLML            Ashlan Village Shopping Center            4422-4474 West Ashlan Avenue
  66        1     MLML            Winston Plaza                             235 - 275 Sanderson Avenue
  67        1     MLML            De La Fuente 2006 Portfolio               Various
67.01       1     MLML            5424, 5440 & 5464 Morehouse Drive         5424, 5440 & 5464 Morehouse Drive
67.02       1     MLML            8101- 8111 Balboa Avenue & 4465-4475
                                  Mercury Street                            8101- 8111 Balboa Avenue & 4465-4475 Mercury Street
67.03       1     MLML            5010 Kearny Mesa Road                     5010 Kearny Mesa Road
  68        1     CRF             Stanford Center                           1050 Stanford Avenue
  69        2     CRF             Colonia Tepeyac Apartments                5880 Bernal Drive
  70        1     CRF             2875 Santa Rosa Avenue                    2875-2885 Santa Rosa Avenue
  71        1     MLML            RLJ - Fairfield Inn San Antonio Airport   88 Northeast Loop 410
  72        1     MLML            RLJ - Residence Inn Salt Lake City        4883 Douglas Corrigan Way
  73        1     MLML            Carmax of Glencoe                         2000 West Frontage Road
  74        1     CRF             Yard House/Birch Street Center            Various
74.01       1     CRF             Birch Street Center                       375 West Birch Street
74.02       1     CRF             Yard House                                160 South Brea Boulevard
  75        2     PNC             Villas of Cordoba                         5901 East Stassney Lane
  76        1     CRF             Global Plaza West                         3655 South Durango Drive
  77        1     MLML            Sonic Automotive I                        Various
77.01       1     MLML            Momentum Volkswagen                       2405 Richmond Avenue
77.02       1     MLML            Momentum Audi                             2309 Richmond Avenue
  78        1     PNC             Olivewood Plaza Shopping Center           202-268 North Highway 65
  79        1     CRF             Holiday Inn - St. Louis                   6921 South Lindbergh Boulevard
  80        1     CRF             Fairfield Inn and Suites- Clearwater      3070 Gulf to Bay Boulevard
  81        1     PNC             Asian Village                             9191 Bolsa Avenue
  82        1     CRF             15720 Ventura Blvd                        15720 Ventura Boulevard
  83        2     MLML            Watermill Apartments                      1730 East Valley Water Mill Road
  84        1     CRF             LA Fitness - Hamden, CT                   46 Skiff Street
  85        1     CRF             Bloomfield Retail                         31 Belleville Avenue
  86        1     MLML            Memorial Regional MOB III                 8262 Atlee Road
  87        1     CRF             GSA Perris Office/Warehouse               23123 Cajalco Road
  88        1     MLML            The Weatherly                             516 Southeast Morrison Street
  89        1     MLML            RLJ - Courtyard Hammond                   7730 Corinne Drive
  90        1     CRF             Barrett Distribution                      1950 Vaughn Road
  91        1     MLML            Bel Villaggio Shopping Center             41555-41577 Margarita Road
  92        1     CRF             Town Center - South Retail                200 Central Park Avenue
  93        1     MLML            Dependable Self Storage Portfolio         Various
93.01       1     MLML            Dependable Airline                        16068 Airline Highway
93.02       1     MLML            Dependable West Park                      5755 West Park Avenue
  94        2     CRF             Casas Adobes                              6200 North Oracle Road
  95        1     PNC             Southgate Center I                        7207-7227 South Central Avenue
  96        1     CRF             New York Classic Retail                   2 Horatio Street & 162 West 56th Street
  97        1     MLML            Hampton Inn - Birmingham                  30 State Farm Parkway
  98        1     PNC             Greenrich Building                        6222 Richmond Avenue
  99        1     MLML            Jefferson Gateway II                      931 Jefferson Boulevard
 100        2     MLML            Paseo del Sol                             2634 North 51st Avenue
 101        1     CRF             Mayors Plaza                              5850 & 5870 North Hiatus Road
 102        1     CRF             Intermountain-Homewood Suites             950 University Drive East
 103        1     CRF             Cummins, Inc                              8550 Palmetto Commerce Parkway
 104        1     MLML            Bonanza Square                            2300 East Bonanza Road
 105        1     CRF             Dupont Medical Office Building II         2514 East DuPont Road
 106        1     PNC             Marketplace at Cypress Creek              721-793 Cortaro Drive
 107        1     PNC             Hampton Inn & Suites - Yuma               1600 East 16th Street
 108        1     MLML            University Plaza - Sunrise                2400 North University Drive
 109        1     CRF             Madison Self Storage                      2901 Eagle Drive
 110        1     MLML            Main Street Plaza                         701-725 East Main Street
 111        1     PNC             Julian Building                           615 & 629 J Street
 112        2     PNC             Colonial Village Apartments - DE          600 Moores Lane
 113        1     MLML            CVS-Ft. Myers                             12255 South Cleveland Avenue
 114        1     CRF             Perimeter Point                           5125 & 5175 Emore Road, 5115 Covington Way, 2170 & 2175
                                                                            Business Center Drive, 2165 Spicer Cove
 115        1     CRF             Northwest Business Center                 1800-1940 Grandstand Drive
 116        1     PNC             Southgate Center II                       336 East Baseline Road
 117        1     CRF             Hampton Inn @ Thousand Oaks               2700 Perkins Road South
 118        1     PNC             Gateway North Shopping Center             215 Stadium Street
 119        1     MLML            Shadowridge Shopping Center               730-790 Sycamore Avenue
 120        1     MLML            Hampton Inn - Smyrna                      2573 Highwood Boulevard
 121        1     MLML            Flamingo Lakes                            2820, 2840, 2860 & 2880 East Flamingo Road
 122        1     MLML            RLJ - Courtyard Goshen                    1930 Lincolnway East
 123        1     MLML            Preserve Plaza                            5300 North Hamilton Road
 124        1     CRF             Office Court at Saint Michael's           460 Saint Michael's Drive
 125        1     CRF             Liberty Self Storage                      165-08 Liberty Avenue
 126        1     CRF             Sandhill Square                           4130 - 4180 South Sandhill Road
 127        1     CRF             Fredericksburg Inn & Suites               201 South Washington
 128        1     CRF             Quality Inn - Fort Lee                    4911 Oaklawn Boulevard
 129        1     CRF             Trader Joes/Smart & Final                 7720 West Bell Road
 130        1     MLML            Shops at Spectrum                         9187 Clairemont Mesa Boulevard
 131        1     MLML            Union Square Shopping Center              5035-5085 & 5089 North Academy Boulevard
            1     MLML            Bandera SC                                Various
 132        1     MLML            Bandera at Mainland Shopping Center       8111 Mainland Drive
 133        1     MLML            Bandera Place Shopping Center             8103 Bandera Road
 134        1     PNC             Pelican Place                             1026-1064 Pine Ridge Road
 135        1     CRF             Hampton Inn & Suites - Texarkana          4601 Cowhorn Creek Road
 136        1     PNC             Beverly Center                            8181 South 48th Street
 138        1     MLML            RPT Office Building                       24630 Washington Avenue
 140        1     MLML            Sorrento Crossroads                       10066 Pacific Heights Boulevard
 139        1     CRF             Sailhouse Lofts                           212 Marine Street
 137        1     CRF             All Right Storage                         6900 Van Nuys Boulevard
 141        1     CRF             Store America - Cicero & Syracuse         Various
141.01      1     CRF             Store America - Syracuse                  314 - 316 Ainsley Drive
141.02      1     CRF             Store America - Cicero                    5666 Route 31
 142        1     CRF             2010 East 15th Street                     2010 East 15th Street
 143        1     MLML            Best Buy West Dundee                      979 West Main Street
 144        2     CRF             Bayberry Cove Apartments                  4363 Bayberry Cove
 145        1     CRF             Storage Center of Valencia                26407 Bouquet Canyon Road
 146        1     PNC             Vitesse Semiconductor                     4721 Calle Carga
 147        1     MLML            Preston Highlands                         2401 Preston Road
 148        1     MLML            Emporia West Shopping Center              1312-1430 Industrial Road
 149        1     CRF             47th & Kedzie Retail Center               4701 South Kedzie Avenue
 150        2     PNC             Lakepointe Apartments - Lincoln City      120 SE Mast Avenue
 151        1     PNC             Big Lots - Whittier                       13241 Whittier Boulevard
 152        1     CRF             La Plaza de Alhambra                      200 South Garfield Avenue
 153        1     CRF             1286 Eighteen Mile Road                   1286 Eighteen Mile Road
 154        1     CRF             Fedex Ground Illinois                     500 East Highland Street
 155        1     MLML            300 West Service Road                     300 West Service Road
 156        1     CRF             Safe Lock Storage                         801 & 860 Midpoint Drive
 157        1     CRF             Petco & Big 5                             30682 & 30692 Santa Margarita Parkway
 158        1     MLML            Mountain View Plaza                       7405 & 7415 Hardeson Way
 159        1     CRF             Bristol South Coast Centre                1220 Hemlock Way